                                                                      Exhibit 99

! B04G_CALL.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.212, subroutines 3.0g1
!! 07/12/2004 9:34 AM
!
! Modeled in the Intex CMO Modeling Language, (B000BDB448D23)
! which is copyright (c) 2004 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail." COLLAT_GROUPS 1 2 3 4

!
!
   DEFINE CONSTANT #OrigCollBal = 1013644196.48
   DEFINE CONSTANT #OrigCollBal1 = 129213120.01
   DEFINE CONSTANT #OrigCollBal2 = 631543065.69
   DEFINE CONSTANT #OrigCollBal3 = 208702441.07
   DEFINE CONSTANT #OrigCollBal4 = 44185569.71
!
   DEFINE CONSTANT #OrigBondBal = 1013644196.48
   DEFINE CONSTANT #OrigBondBal1 = 129213120.01
   DEFINE CONSTANT #OrigBondBal2 = 631543065.69
   DEFINE CONSTANT #OrigBondBal3 = 208702441.07
   DEFINE CONSTANT #OrigBondBal4 = 44185569.71
!
   DEFINE #BondBal1              = 157517196.48
   DEFINE #BondBal2              = 643772096.48
   DEFINE #BondBal3              = 234462096.48
   DEFINE #BondBal4              = 75210096.48
   DEFINE #BondBal               = 1110961485.92
!
   FULL_DEALNAME:        b04g_call

!
   DEAL SIZE:           $ 1013644196.48
   PRICING SPEED:       20% CPR
!  ISSUE DATE:          20040701
   SETTLEMENT DATE:     20040729
!
   Record date delay:   24
!
   DEFINE TR_INDEXDEPS_ALL
!
   DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%","SHIFT4%"
!
   TRUSTEE_FEE   GROUP 1   0.002
!
   TRUSTEE_FEE   GROUP 2   0.002
!
   TRUSTEE_FEE   GROUP 3   0.002
!
   TRUSTEE_FEE   GROUP 4   0.002
!
   DEAL_CLOCK_INFO _
      ISSUE_CDU_DATE       20040701 _
      DEAL_FIRSTPAY_DATE   20040825
!
!
   DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
   DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
   DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
   DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
   DEFINE DYNAMIC STICKY #NetRate4 = ( COLL_I_MISC("COUPON",4) ) / COLL_PREV_BAL(4) * 1200
!
!
   DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
   DEFINE TABLE "SI_2TIMESLOSS1" (6, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
      144.1   50%
!
   DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
   DEFINE TABLE "SI_2TIMESLOSS2" (6, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%

      96.1   40%
      108.1   45%
      120.1   50%
      144.1   50%
!
   DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
   DEFINE TABLE "SI_2TIMESLOSS3" (6, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
      144.1   50%
!
   DEFINE TABLE "SI_LOSSA4" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
   DEFINE TABLE "SI_2TIMESLOSS4" (6, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
      144.1   50%
!
   DEFINE #COUPON_SUBS = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
   INITIAL INDEX   LIBOR_1YR   2.25
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "RESID", "1A1", "2A1", "GMC_2A1", "2A2", "GMC_2A2", "2A3", "GMC_2A3", "2A4", "GMC_2A4", "2A5",
"GMC_2A5", "2A6", "GMC_2A6", "2A7", "3A1", "4A1", "SUBS", "2WAC-IO", "1-IO",
"4IO", "2IO"
!
!
Tranche "SUBORD_1" MODELING EXCHANGE
     Block  4135020.01 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.22 ELSE COLL_NETRATE(1)) 0  999
!
Tranche "SUBORD_2" MODELING EXCHANGE
     Block 20210065.69 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-0.154722 ELSE  COLL_NETRATE(2))

      0  999
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 6679441.07 FLOAT GROUP 3 _
         DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
         Delay 24 Dated 20040701 Next 20040825
   ( #NetRate3 )
      0  999

!
Tranche "SUBORD_4" MODELING EXCHANGE
   Block 1414569.71 GROUP 4  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701  Next 20040825
      (IF CURMONTH LE 83 THEN COLL_NETRATE(4)-.11 ELSE COLL_NETRATE(4))
      0  999
!
Tranche "RESID" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.22 ELSE COLL_NETRATE(1))
      0  999
!
Tranche "1A1" SEN_FLT

   Block 125078000.00 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825

      (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.22 ELSE COLL_NETRATE(1))
      0  999
!
Tranche "2A1" SEN_FLT_NO
   Block 64211000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0 Dated 20040725 Next 20040825
      (IF CURMONTH LE 59 THEN Min(2.495,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "GMC_2A1"  EXCHANGE SEN_GMC_FLT
   Block 64211000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0  Dated 20040725 Next 20040825
      (IF CURMONTH LE 59 THEN Min(2.495,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "2A2" SEN_FLT_NO
   Block 27972000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0 Dated 20040725 Next 20040825
      (IF CURMONTH LE 59 THEN min(3.45,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "GMC_2A2"  EXCHANGE SEN_GMC_FLT
   Block 27972000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0  Dated 20040725 Next 20040825
      (IF CURMONTH LE 59 THEN min(3.45,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "2A3" SEN_FLT_NO
   Block 48197000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.26,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))

      0  999
!
Tranche "GMC_2A3"  EXCHANGE SEN_GMC_FLT
   Block 48197000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.26,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "2A4" SEN_FLT_NO
   Block 35741000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825

      (IF CURMONTH LE 59 THEN min(4.604,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "GMC_2A4"  EXCHANGE SEN_GMC_FLT
   Block 35741000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.604,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "2A5" SEN_FLT_NO
   Block 36212000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.65,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "GMC_2A5"  EXCHANGE SEN_GMC_FLT
   Block 36212000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.65,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "2A6" SEN_FLT_NO
   Block 99000000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.61,COLL_NETRATE(2)-.14)
      ELSE COLL_NETRATE(2))
      0  999
!
Tranche "GMC_2A6"  EXCHANGE SEN_GMC_FLT
   Block 99000000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.61,COLL_NETRATE(2)-.14) ELSE
         COLL_NETRATE(2))
      0  999
!
Tranche "2A7" SEN_FLT

   Block 300000000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.17 ELSE COLL_NETRATE(2))
      0  999
!
Tranche "3A1" SEN_WAC
   Block 202023000.00 FLOAT GROUP 3 _
         DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
         Delay 24 Dated 20040701 Next 20040825
      ( #NetRate3 )

   0  999
!
Tranche "4A1" SEN_FLT
   Block 42771000.00 GROUP 4 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 83 THEN COLL_NETRATE(4)-.11 ELSE COLL_NETRATE(4))
      0  999
!
Tranche "SUBS" JUN_WAC
   Block 32439096.48 FLOAT _
         DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
         Delay 24 Dated 20040701 Next 20040825
      ( #COUPON_SUBS )
      0  999
!
Tranche "2WAC-IO" SEN_FLT_IO
   Block 311333000.00 GROUP 2  FREQ M FLOAT RESET M
      NOTIONAL WITH BLOCK "2A1#1"&"2A2#1"&"2A3#1"&"2A4#1"&"2A5#1"&"2A6#1" _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701  Next 20040825
      (IF CURMONTH LE 59 THEN ((COLL_NETRATE(2)-0.14)* BBAL("2A1","2A2","2A3","2A4","2A5","2A6")-COUPON("2A1")*BBAL("2A1") -
      COUPON("2A2")*BBAL("2A2") - COUPON("2A3")*BBAL("2A3") - COUPON("2A4")*
      BBAL("2A4")- COUPON("2A5")*BBAL("2A5")- COUPON("2A6")*BBAL("2A6"))/
      BBAL("2A1","2A2","2A3","2A4","2A5","2A6") else 0)
      0  999
!
Tranche "1-IO" SEN_IO
   Block 129213120.01 at 0.22 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF
      CURMONTH LE 35 THEN
      BBAL("RESID#1","1A1#1","SUBORD_1#1") ELSE 0 ); _
      END ( IF CURMONTH LT 35 THEN BBAL("RESID#1","1A1#1","SUBORD_1#1")
      ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
!
Tranche "4IO" SEN_IO
   Block 44185569.71 at 0.11 GROUP 4 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF
      CURMONTH LE 83 THEN BBAL("4A1#1","SUBORD_4#1") ELSE 0 ); _
      END ( IF CURMONTH LT 83 THEN BBAL("4A1#1","SUBORD_4#1") ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701  Next 20040825
!
Tranche "2IO" SEN_IO
   Block 631543065.69 at 0.154722 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN
      ( IF CURMONTH LE 59 THEN
      BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","SUBORD_2#1")
      ELSE 0 ); _
      END ( IF CURMONTH LT 59 THEN
      BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","SUBORD_2#1")
      ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729 DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729 DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _

   Delay 24 Dated 20040701 Next 20040825 Settle 20040729 DEFINE PSEUDO_TRANCHE COLLAT GROUP 4 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
!
   CREDIT_SUPPORT_BASIS GROUP_DEAL
!
ifdef #cmover_3.0g2 _
   DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
   DEFINE MACRO #BalanceRatio[1] =
!
   CLASS "1-IO"      NO_BUILD_TRANCHE _
                     = "1-IO"
   CLASS "RESID"     NO_BUILD_TRANCHE _
                     = "RESID"
   CLASS "1A1"       NO_BUILD_TRANCHE _
                     = "1A1"
   CLASS "2IO"       NO_BUILD_TRANCHE _
                     = "2IO"
   CLASS "2WAC-IO"   NO_BUILD_TRANCHE _
                     = "2WAC-IO"
   CLASS "2A1"       NO_BUILD_TRANCHE _
                     = "2A1"
   CLASS "2A2"       NO_BUILD_TRANCHE _
                     = "2A2"
   CLASS "2A3"       NO_BUILD_TRANCHE _
                     = "2A3"
   CLASS "2A4"       NO_BUILD_TRANCHE _
                     = "2A4"
   CLASS "2A5"       NO_BUILD_TRANCHE _
                     = "2A5"
   CLASS "2A6"       NO_BUILD_TRANCHE _
                     = "2A6"
   CLASS "2A7"       NO_BUILD_TRANCHE _
                     = "2A7"
   CLASS "3A1"       NO_BUILD_TRANCHE _
                     = "3A1"
   CLASS "4IO"       NO_BUILD_TRANCHE _
                     = "4IO"
   CLASS "4A1"       NO_BUILD_TRANCHE _
                     = "4A1"
   CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                     = "SUBORD_1"
   CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                     = "SUBORD_2"
   CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                     = "SUBORD_3"
   CLASS "SUBORD_4"  DISTRIB_CLASS RULES _
                     = "SUBORD_4"
   CLASS "SEQ" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
                     = "2A1" "2A2" "2A3" "2A4" "2A5" "2A6"
   CLASS "PT"_
                     = "2A7"
   CLASS "SUBS"      NO_BUILD_TRANCHE _
                     = "SUBS", _
      COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3" "SUBORD_4"
   CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
   (#OrigCollBal1); _
                     = "RESID" "1A1"  "1-IO", SUPPORT_CLASSES = "SUBS"
   CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
   (#OrigCollBal2); _

                     = "SEQ" "PT" "2WAC-IO"  "2IO", SUPPORT_CLASSES = "SUBS"
   CLASS "SNR_3"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
   (#OrigCollBal3); _
                     = "3A1" , SUPPORT_CLASSES = "SUBS"
   CLASS "SNR_4"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
   (#OrigCollBal4); _
                     = "4A1"  "4IO", SUPPORT_CLASSES = "SUBS"
!
!
   CLASS "GRP1" _
                  DISTRIB_CLASS RULES _
                    = "SNR_1" "SUBORD_1"
   CLASS "GRP2" _
                  DISTRIB_CLASS RULES _
                    = "SNR_2" "SUBORD_2"
   CLASS "GRP3" _
                  DISTRIB_CLASS RULES _
                    = "SNR_3" "SUBORD_3"
   CLASS "GRP4" _
                  DISTRIB_CLASS RULES _
                    = "SNR_4" "SUBORD_4"
!
   CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3" "GRP4"
!
   GROUP 0       ROOT      = 1 2 3 4
!

   CLASS "GMC_2A1"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A1#1"
   CLASS "GMC_2A2"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A2#1"
   CLASS "GMC_2A3"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A3#1"
   CLASS "GMC_2A4"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A4#1"
   CLASS "GMC_2A5"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A5#1"
   CLASS "GMC_2A6"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A6#1"
   CLASS "GMC_2A7"                PSEUDO NO_BUILD_TRANCHE = "2A7"
!
   CLASS "GMC_SEQ" PSEUDO = "GMC_2A1" "GMC_2A2" "GMC_2A3" "GMC_2A4" "GMC_2A5" "GMC_2A6"
   CLASS "GMC_PT" PSEUDO = "GMC_2A7"
   CLASS "GMC_SNR_2" PSEUDO = "GMC_SEQ" "PT" "2WAC-IO"  "2IO"
!
!
   DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SNR_3"        Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SNR_4"        Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_4"     Delay 24  Dated 20040701  Next
   20040825

   DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SEQ"          Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "PT"           Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "GMC_SEQ"          Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
   DEFINE PSEUDO_TRANCHE CLASS "GMC_PT"           Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
   DEFINE PSEUDO_TRANCHE CLASS "GMC_SNR_2"        Delay 24  Dated 20040701  Next
   20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   CROSSOVER When 0
!
   DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH ,
      "SI_LOSSA1", "MONTH", "SHIFTR" )
   DEFINE DYNAMIC STICKY #Sub2TimesLossPct1 = LOOKUP_TBL( "STEP", CURMONTH ,
      "SI_2TIMESLOSS1", "MONTH", "PCT" )
   DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH ,
      "SI_LOSSA2", "MONTH", "SHIFTR" )
   DEFINE DYNAMIC STICKY #Sub2TimesLossPct2 = LOOKUP_TBL( "STEP", CURMONTH ,
      "SI_2TIMESLOSS2", "MONTH", "PCT" )
   DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH ,
      "SI_LOSSA3", "MONTH", "SHIFTR" )
   DEFINE DYNAMIC STICKY #Sub2TimesLossPct3 = LOOKUP_TBL( "STEP", CURMONTH ,
      "SI_2TIMESLOSS3", "MONTH", "PCT" )
   DEFINE DYNAMIC STICKY #OrigSubBal4 = #OrigCollBal4 - ORIG_BBAL("SNR_4") DEFINE DYNAMIC STICKY #SubBal4 = MAX(0, COLL_PREV_BAL(4) - BBAL("SNR_4")) DEFINE DYNAMIC STICKY #ReduceTestA4 = LOOKUP_TBL( "STEP", CURMONTH ,
      "SI_LOSSA4", "MONTH", "SHIFTR" )
   DEFINE DYNAMIC STICKY #Sub2TimesLossPct4 = LOOKUP_TBL( "STEP", CURMONTH ,
      "SI_2TIMESLOSS4", "MONTH", "PCT" )
   DEFINE DYNAMIC STICKY #TotSubBalAgg = #SubBal1 + #SubBal2 + #SubBal3 +
      #SubBal4
   DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 +
      #OrigSubBal3 + #OrigSubBal4
!
TRIGGER "CumLoss1" _
          ORIG_TESTVAL    0.00% _
          TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
          TARGETVAL       ( #ReduceTestA1 ); _
          ORIG_TARGETVAL  NO_CHECK 20% _
          EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
          TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger1" _
          FULL_NAME   "Shifting Interest Group 1 Loss Trigger" _
          DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
          cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _

                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
          EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
          TRIGVAL FORMULA (TRIGGER("CumLoss1","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss1" _
          ORIG_TESTVAL    0.00% _
          TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
          TARGETVAL       ( #Sub2TimesLossPct1 ); _
          ORIG_TARGETVAL  NO_CHECK 30% _
          TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger1" _
          FULL_NAME   "Sub Two Times Group 1 Loss Trigger" _
          DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
          cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%;  _
                            144          50%"_
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
          TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss1","TRIGVAL"));
!
!
TRIGGER "CumLoss2" _
          ORIG_TESTVAL    0.00% _
          TESTVAL         (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
          TARGETVAL       ( #ReduceTestA2 ); _
          ORIG_TARGETVAL  NO_CHECK 20% _
          EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
          TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger2" _
          FULL_NAME   "Shifting Interest Group 2 Loss Trigger" _
          DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
          cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
          EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
          TRIGVAL FORMULA (TRIGGER("CumLoss2","TRIGVAL"));

!
!
TRIGGER "TwoTimesCumLoss2" _
     ORIG_TESTVAL     0.00% _
     TESTVAL          (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
     TARGETVAL        ( #Sub2TimesLossPct2 ); _
     ORIG_TARGETVAL   NO_CHECK 30% _
     TRIGVAL          LODIFF
!
TRIGGER "TwoTimesTrigger2" _
     FULL_NAME "Sub Two Times Group 2 Loss Trigger" _
     DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
          cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                      Month <=   %;  _
                           72    30%;  _
                           84    35%;  _
                           96    40%;  _
                           108   45%;  _
                           120   50%;  _
                           144   50%"_
     IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
     TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss2","TRIGVAL"));
!
!
TRIGGER "CumLoss3" _
     ORIG_TESTVAL     0.00% _
     TESTVAL          (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
     TARGETVAL        ( #ReduceTestA3 ); _
     ORIG_TARGETVAL   NO_CHECK 20% _
     EFFECTIVE_WHEN   ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE
TRIG_EFFECTIVE_ALWAYSPASS ); _
     TRIGVAL          LODIFF
!
TRIGGER "ShiftTrigger3" _
     FULL_NAME "Shifting Interest Group 3 Loss Trigger" _
     DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
          cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                      Month <=   %;  _
                           36    20%;  _
                           96    30%;  _
                           108   35%;  _
                           120   40%;  _
                           132   45%;  _
                           144   50%"_
     EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
     IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
     TRIGVAL FORMULA (TRIGGER("CumLoss3","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss3" _
     ORIG_TESTVAL     0.00% _
     TESTVAL          (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
     TARGETVAL        ( #Sub2TimesLossPct3 ); _
     ORIG_TARGETVAL   NO_CHECK 30% _
     TRIGVAL          LODIFF
!

TRIGGER "TwoTimesTrigger3" _
     FULL_NAME "Sub Two Times Group 3 Loss Trigger" _
     DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
          cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                      Month <=   %;  _
                           72    30%;  _
                           84    35%;  _
                           96    40%;  _
                           108   45%;  _
                           120   50%;  _
                           144   50%"_
     IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
     TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss3","TRIGVAL"));
!
!
TRIGGER "CumLoss4" _
     ORIG_TESTVAL     0.00% _
     TESTVAL          (DELINQ_LOSS_ACCUM(4)/#OrigSubBal4); _
     TARGETVAL        ( #ReduceTestA4 ); _
     ORIG_TARGETVAL   NO_CHECK 20% _
     EFFECTIVE_WHEN   ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE
TRIG_EFFECTIVE_ALWAYSPASS ); _
     TRIGVAL          LODIFF
!
TRIGGER "ShiftTrigger4" _
     FULL_NAME "Shifting Interest Group 4 Loss Trigger" _
     DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
          cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                      Month <=   %;  _
                           36    20%;  _
                           96    30%;  _
                           108   35%;  _
                           120   40%;  _
                           132   45%;  _
                           144   50%"_
     EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
     IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
     TRIGVAL FORMULA (TRIGGER("CumLoss4","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss4" _
     ORIG_TESTVAL     0.00% _
     TESTVAL          (DELINQ_LOSS_ACCUM(4)/#OrigSubBal4); _
     TARGETVAL        ( #Sub2TimesLossPct4 ); _
     ORIG_TARGETVAL   NO_CHECK 30% _
     TRIGVAL          LODIFF
!
TRIGGER "TwoTimesTrigger4" _
        FULL_NAME "Sub Two Times Group 4 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                      Month <=   %;  _
                           72    30%;  _
                           84    35%;  _

                           96    40%;  _
                           108   45%;  _
                           120   50%;  _
                           144   50%"_
     IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
     TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss4","TRIGVAL"));
!
!
DEFINE DYNAMIC #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") * 36000 /NDAYS_ACCRUE_INT("SUBS#1")
!
   OPTIONAL REDEMPTION:   "Cleanup" _
                          COLL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
   INTEREST_SHORTFALL GROUP 1 FULL_PREPAY   Compensate Pro_rata _
                               PARTIAL_PREPAY Compensate Pro_rata _
                               LOSS          NO_Compensate SUBORDINATED ACCUM
!
   INTEREST_SHORTFALL GROUP 2 FULL_PREPAY   Compensate Pro_rata _
                               PARTIAL_PREPAY Compensate Pro_rata _
                               LOSS          NO_Compensate SUBORDINATED ACCUM
!
   INTEREST_SHORTFALL GROUP 3 FULL_PREPAY   Compensate Pro_rata _
                               PARTIAL_PREPAY Compensate Pro_rata _
                               LOSS          NO_Compensate SUBORDINATED ACCUM
!
   INTEREST_SHORTFALL GROUP 4 FULL_PREPAY   Compensate Pro_rata _
                               PARTIAL_PREPAY Compensate Pro_rata _
                               LOSS          NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate : #SubsNotGoneAgg = BBAL("SUBS") GT 0.01
!
   calculate : #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate : #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate : #OrigSenPct2 = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate : #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate : #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate : #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate : #OrigSenPct4  = ORIG_BBAL("SNR_4") / #OrigCollBal4

!
   calculate : #SenPct4 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_4") / COLL_PREV_BAL(4)) _
               ELSE 1
!
   calculate : #ShiftTest1 = NOT TRIGGER("ShiftTrigger1") calculate : #ShiftTest2 = NOT TRIGGER("ShiftTrigger2") calculate : #ShiftTest3 = NOT TRIGGER("ShiftTrigger3") calculate : #ShiftTest4 = NOT TRIGGER("ShiftTrigger4")
!
   calculate : #Sub2TimesTrigger1 = NOT TRIGGER("TwoTimesTrigger1")
!
   calculate : #Sub2TimesTrigger2 = NOT TRIGGER("TwoTimesTrigger2")
!
   calculate : #Sub2TimesTrigger3 = NOT TRIGGER("TwoTimesTrigger3")
!
   calculate : #Sub2TimesTrigger4 = NOT TRIGGER("TwoTimesTrigger4") calculate : #Sub2TimesTriggerAgg = #Sub2TimesTrigger1 AND #Sub2TimesTrigger2
AND #Sub2TimesTrigger3 AND #Sub2TimesTrigger4
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3", "SNR_4", "SUBORD_4") _
GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4")/
ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3", "SNR_4", "SUBORD_4") AND _
#Sub2TimesTriggerAgg
!
   calculate : #SenPctFailAgg = (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) OR (#SenPct4 > #OrigSenPct4)
!
   calculate : #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate : #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate : #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate : #SenPrep4 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct4 + SHIFT%(4) * (1-#SenPct4), _
   Reduce_SHIFT%_when GROUP 4 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
!
   calculate : #SenPrep1 = _
               IF #SenPctFailAgg _

               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                  THEN IF CURMONTH LE 36 _
                       THEN #SenPct1 + (50% * (1-#SenPct1)) _
                       ELSE #SenPct1 _
                  ELSE #SenPrep1
!
   calculate : #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                  THEN IF CURMONTH LE 36 _
                       THEN #SenPct2 + (50% * (1-#SenPct2)) _
                       ELSE #SenPct2 _
                  ELSE #SenPrep2
!
   calculate : #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                  THEN IF CURMONTH LE 36 _
                       THEN #SenPct3 + (50% * (1-#SenPct3)) _
                       ELSE #SenPct3 _
                  ELSE #SenPrep3
!
   calculate : #SenPrep4 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                  THEN IF CURMONTH LE 36 _
                       THEN #SenPct4 + (50% * (1-#SenPct4)) _
                       ELSE #SenPct4 _
                  ELSE #SenPrep4
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
   calculate : #SENRECOV4 = #SenPrep4 * DELINQ_RECOVER(4)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED   GROUP 1 FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY      GROUP 1 FRACTION LIMIT #PRP11 = #SenPrep1 , _
  NO_CHECK RECOVER     GROUP 1 AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED   GROUP 2 FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY      GROUP 2 FRACTION LIMIT #PRP22 = #SenPrep2 , _
  NO_CHECK RECOVER     GROUP 2 AMOUNT   LIMIT #REC22 = #SENRECOV2
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED   GROUP 3 FRACTION LIMIT #SCH33 = #SenPct3 , _
  NO_CHECK PREPAY      GROUP 3 FRACTION LIMIT #PRP33 = #SenPrep3 , _
  NO_CHECK RECOVER     GROUP 3 AMOUNT   LIMIT #REC33 = #SENRECOV3
!
 calculate:  "SNR_4" _
  NO_CHECK SCHEDULED   GROUP 4 FRACTION LIMIT #SCH44 = #SenPct4 , _
  NO_CHECK PREPAY      GROUP 4 FRACTION LIMIT #PRP44 = #SenPrep4 , _
  NO_CHECK RECOVER     GROUP 4 AMOUNT   LIMIT #REC44 = #SENRECOV4
!
  calculate : #SenSchedAlloc1 = #SCH11 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1 = #PRP11 * COLL_P_PREPAY(1)
  calculate : #SenRecoverAlloc1 = #REC11
  calculate : #SenSchedAlloc2 = #SCH22 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2 = #PRP22 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = #REC22
  calculate : #SenSchedAlloc3 = #SCH33 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3 = #PRP33 * COLL_P_PREPAY(3)
  calculate : #SenRecoverAlloc3 = #REC33
  calculate : #SenSchedAlloc4 = #SCH44 * COLL_P_SCHED(4)
  calculate : #SenPrepayAlloc4 = #PRP44 * COLL_P_PREPAY(4)
  calculate : #SenRecoverAlloc4 = #REC44
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED   GROUP 1  AMOUNT = #SubSched1 , _
  NO_CHECK PREPAY      GROUP 1  AMOUNT = #SubPrepay1 , _
  NO_CHECK RECOVER     GROUP 1  AMOUNT = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED   GROUP 2   AMOUNT = #SubSched2 , _
  NO_CHECK PREPAY      GROUP 2   AMOUNT = #SubPrepay2 , _
  NO_CHECK RECOVER     GROUP 2   AMOUNT = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED   GROUP 3   AMOUNT = #SubSched3 , _
  NO_CHECK PREPAY      GROUP 3   AMOUNT = #SubPrepay3 , _
  NO_CHECK RECOVER     GROUP 3   AMOUNT = #SubRecov3
!
   calculate : #SubSched4 = MAX( 0, COLL_P_SCHED(4) - #SenSchedAlloc4 ) calculate : #SubPrepay4 = MAX( 0, COLL_P_PREPAY(4) - #SenPrepayAlloc4 ) calculate : #SubRecov4 = MAX( 0, DELINQ_RECOVER(4) - #SenRecoverAlloc4 )
!
 calculate:  "SUBORD_4" _
  NO_CHECK SCHEDULED   GROUP 4   AMOUNT = #SubSched4 , _
  NO_CHECK PREPAY      GROUP 4   AMOUNT = #SubPrepay4 , _
  NO_CHECK RECOVER     GROUP 4   AMOUNT = #SubRecov4
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 + #SubSched4 calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 + #SubRecov4 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3 + #SubPrepay4
!
 calculate:  "SUBS" _
  NO_CHECK SCHEDULED   AMOUNT = #SubSched , _
  NO_CHECK PREPAY      AMOUNT = #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT = #SubRecov
!
   calculate : #ExcessSub = EXCESS_SUB_AMT
!
   calculate : #ExcessSub = EXCESS_SUB_AMT("SUBS")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub4 = #ExcessSub * BBAL("SNR_4") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "SNR_3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
  calculate : "SNR_4" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS4 = #ExcessSub4
!
   calculate : #SubExcessSub1 = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1) calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1 calculate : #RemSubOptPrinc1 = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1 calculate : #SubExcessSub2 = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2) calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2 calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2 calculate : #SubExcessSub3 = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3) calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3 calculate : #RemSubOptPrinc3 = OPTIMAL_PRINCPMT("SUBORD_3") - #SubExcessSub3 calculate : #SubExcessSub4 = MIN(OPTIMAL_PRINCPMT("SUBORD_4"), #VS4) calculate : #RemSubExcessSub4 = #VS4 - #SubExcessSub4 calculate : #RemSubOptPrinc4 = OPTIMAL_PRINCPMT("SUBORD_4") - #SubExcessSub4 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 +
#RemSubExcessSub3 + #RemSubExcessSub4
   calculate : #RemSubOptPrinc = #RemSubOptPrinc1 + #RemSubOptPrinc2 + #RemSubOptPrinc3 + #RemSubOptPrinc4
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
   calculate : #TotSubExcessSub4 = -1 * (#SubExcessSub4 + #RemSubExcessSub * #RemSubOptPrinc4/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT = #TotSubExcessSub3
!
  calculate : "SUBORD_4" _
   NO_CHECK NEG_OK CUSTOM AMOUNT = #TotSubExcessSub4
!
------------------------------------
         pay : CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay : CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay : CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay : CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay : CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay : CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay : CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay : CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay : CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay : CLASS INTEREST  PRO_RATA ("SNR_4" )
         pay : CLASS INTSHORT  PRO_RATA ("SNR_4" )
         pay : CLASS PRINCIPAL SEQUENTIAL ( "SNR_4" )
------------------------------------
         pay : CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay : CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay : CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay : CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay : CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay : CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
         pay : CLASS INTEREST  PRO_RATA ( "SUBORD_4" )
         pay : CLASS INTSHORT  PRO_RATA ( "SUBORD_4" )
------------------------------------
        from : CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
         pay : CLASS INTEREST PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
         pay : CLASS INTSHORT PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
------------------------------------
         pay : CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay : CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay : CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
         pay : CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_4" )
------------------------------------
        from : CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
         pay : CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
------------------------------------
        from : CLASS ( "SNR_1" )
         pay : CLASS INTEREST PRO_RATA  ( "RESID"; "1A1"; "1-IO" )
         pay : CLASS INTSHORT PRO_RATA  ( "RESID"; "1A1"; "1-IO" )
------------------------------------
        from : CLASS ( "SNR_1" )
         pay : CLASS BALANCE SEQUENTIAL ( "RESID", "1A1" )
------------------------------------
!
------------------------------------
        from : CLASS ( "RESID" )
         pay : SEQUENTIAL ( "RESID#1" )
------------------------------------
        from : CLASS ( "1A1" )
         pay : SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to : CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay : SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
        from : CLASS ( "SNR_2" )
         pay : CLASS INTEREST PRO_RATA ( "SEQ"; "PT"; "2IO"; "2WAC-IO" ) pay : CLASS INTSHORT PRO_RATA ( "SEQ"; "PT"; "2IO"; "2WAC-IO" )

------------------------------------
        from : CLASS ( "SNR_2" )
         pay : CLASS BALANCE PRO_RATA ( "SEQ" ; "PT" )
------------------------------------
!
        from : CLASS ( "SEQ" )
         pay : CLASS INTEREST PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4"; "2A5"; "2A6" )
         pay : CLASS INTSHORT PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4"; "2A5"; "2A6" )
------------------------------------
        from : CLASS ( "SEQ" )
         pay : CLASS BALANCE SEQUENTIAL ( "2A1", "2A2", "2A3", "2A4", "2A5", "2A6" )
------------------------------------
!
        from : CLASS ( "PT" )
         pay : CLASS INTEREST PRO_RATA ( "2A7" )
         pay : CLASS INTSHORT PRO_RATA ( "2A7" )
------------------------------------
        from : CLASS ( "PT" )
         pay : CLASS BALANCE PRO_RATA ( "2A7" )
------------------------------------
!
------------------------------------
        from : CLASS ( "2A1" )
         pay : SEQUENTIAL ( "2A1#1" )
------------------------------------
        from : CLASS ( "2A2" )
         pay : SEQUENTIAL ( "2A2#1" )
------------------------------------
        from : CLASS ( "2A3" )
         pay : SEQUENTIAL ( "2A3#1" )
------------------------------------
        from : CLASS ( "2A4" )
         pay : SEQUENTIAL ( "2A4#1" )
------------------------------------
        from : CLASS ( "2A5" )
         pay : SEQUENTIAL ( "2A5#1" )
------------------------------------
        from : CLASS ( "2A6" )
         pay : SEQUENTIAL ( "2A6#1" )
------------------------------------
        from : CLASS ( "2A7" )
         pay : SEQUENTIAL ( "2A7#1" )
------------------------------------
  subject to : CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay : SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
!
        from : CLASS ( "SNR_3" )
         pay : CLASS INTEREST PRO_RATA  ( "3A1" )
         pay : CLASS INTSHORT PRO_RATA  ( "3A1" )
------------------------------------
        from : CLASS ( "SNR_3" )
         pay : CLASS BALANCE SEQUENTIAL ( "3A1" )
------------------------------------
!
------------------------------------
        from : CLASS ( "3A1" )
         pay : SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to : CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay : SEQUENTIAL ( "SUBORD_3#1")
------------------------------------
!
        from : CLASS ( "SNR_4" )
         pay : CLASS INTEREST PRO_RATA ( "4A1"; "4IO" )
         pay : CLASS INTSHORT PRO_RATA ( "4A1"; "4IO" )
------------------------------------
        from : CLASS ( "SNR_4" )
         pay : CLASS BALANCE PRO_RATA ( "4A1" )
------------------------------------
!
------------------------------------
        from : CLASS ( "4A1" )
         pay : SEQUENTIAL ( "4A1#1" )
------------------------------------
  subject to : CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) )
         pay : SEQUENTIAL ( "SUBORD_4#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBS =
PRINCPMT("SUBORD_1#1","SUBORD_2#1","SUBORD_3#1","SUBORD_4#1")
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
         pay : CLASS INTEREST PRO_RATA ( "SUBS" )
         pay : CLASS INTSHORT PRO_RATA ( "SUBS" )
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" ) subject to : CEILING ( #P_SUBS )
         pay : CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
         pay : CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from : CLASS ( "SUBS" )
         pay : SEQUENTIAL ( "SUBS#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("SUBS#1") - BBAL("SUBS")
   calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate : #SubPrinc2 = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate : #SubPrinc3 = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
   calculate : #SubPrinc4 = BBAL("SUBORD_4#1") - BBAL("SUBORD_4")
   calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3 + #SubPrinc4 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg calculate : #PrincReduce4 = #PrincReduce * #SubPrinc4 / #SubPrincAgg
------------------------------------
  subject to : CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay : SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to : CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay : SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to : CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay : SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
  subject to : CEILING ( ( #SubPrinc4 - #PrincReduce4 ) )
         pay : SEQUENTIAL ( "SUBORD_4#1" )
------------------------------------

!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL
( "RESID#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1" ) -
COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
   calculate : #ReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL( "4A1#1", "SUBORD_4#1" ) - COLL_BAL(4)))
   calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 + #ReduceSubord3 + #ReduceSubord4
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "RESID#1", "1A1#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1",
"SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #ReduceSubord4 )
------------------------------------
   calculate : #IncreaseSubord4 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(4) - BBAL( "4A1#1", "SUBORD_4#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_4#1", BY #IncreaseSubord4 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL(1,2,3,4))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL(1,2,3,4))))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1",

"2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1", "SUBORD_3#1", "4A1#1",
"SUBORD_4#1") - COLL_BAL(1,2,3,4))))
   calculate : #MoreReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL("SUBORD_4#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL(1,2,3,4))))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1")
LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1")
LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1")
LT 0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1")
LT 0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #MoreReduceSubord4 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "RESID#1", "1A1#1", "SUBS#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1" ) -
COLL_BAL(1,2,3,4))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "RESID#1", "1A1#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1",
"2A7#1", "3A1#1", "4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1",
"2A5#1", "2A6#1", "2A7#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1",
"4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown4 = MAX(0, BBAL( "4A1#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1",
"4A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("RESID#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    =
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
   calculate : #BondBal4    = BBAL("4A1#1","SUBORD_4#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2 + #BondBal3 + #BondBal4
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A1#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A1#1") - BBAL("2A1#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A1#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A1#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A1#1") * COUPON("2A1#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A2#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A2#1") - BBAL("2A2#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A2#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A2#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A2#1") * COUPON("2A2#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A3#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A3#1") - BBAL("2A3#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A3#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A3#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A3#1") * COUPON("2A3#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A4#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A4#1") - BBAL("2A4#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A4#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A4#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A4#1") * COUPON("2A4#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A5#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A5#1") - BBAL("2A5#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A5#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A5#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A5#1") * COUPON("2A5#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A6#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A6#1") - BBAL("2A6#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A6#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A6#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A6#1") * COUPON("2A6#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A6#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
 calculate: #CallBalGrp4 = COLL_BAL(4)
------------------------------------

---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "RESID#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown1 = BBAL("GRP1")
------------------------------------
   calculate :  #WD_SUBORD_1 = MIN(BBAL("SUBORD_1#1"), #Writedown1)
   calculate :  #Writedown1 = #Writedown1 - #WD_SUBORD_1
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_1 )
         pay :  DECREMENT( BALANCE "SUBORD_1#1", BY #WD_SUBORD_1 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1",
"2A6#1", "2A7#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A1#1") - BBAL("2A1#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A1#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A1#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A1#1") * COUPON("2A1#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A2#1") - BBAL("2A2#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A2#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A2#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A2#1") * COUPON("2A2#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A3#1") - BBAL("2A3#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A3#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A3#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A3#1") * COUPON("2A3#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A4#1") - BBAL("2A4#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A4#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A4#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A4#1") * COUPON("2A4#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A5#1") - BBAL("2A5#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A5#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A5#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A5#1") * COUPON("2A5#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A6#1") - BBAL("2A6#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A6#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A6#1", BY #GMCWD )

------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A6#1") * COUPON("2A6#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A6#1")
------------------------------------
   calculate : #WriteDown2 = BBAL("GRP2")
------------------------------------
   calculate :  #WD_SUBORD_2 = MIN(BBAL("SUBORD_2#1"), #Writedown2)
   calculate :  #Writedown2 = #Writedown2 - #WD_SUBORD_2
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_2 )
         pay :  DECREMENT( BALANCE "SUBORD_2#1", BY #WD_SUBORD_2 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown3 = BBAL("GRP3")
------------------------------------
   calculate :  #WD_SUBORD_3 = MIN(BBAL("SUBORD_3#1"), #Writedown3)
   calculate :  #Writedown3 = #Writedown3 - #WD_SUBORD_3
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_3 )
         pay :  DECREMENT( BALANCE "SUBORD_3#1", BY #WD_SUBORD_3 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp4)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP4" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP4" )
------------------------------------
        from :  CLASS ( "GRP4" )
         pay :  SEQUENTIAL ( "4A1#1" )
------------------------------------
        from :  CLASS ( "GRP4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_4" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) )
         pay :  SEQUENTIAL ( "SUBORD_4#1" )
------------------------------------
        from :  CLASS ( "SUBORD_4" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown4 = BBAL("GRP4")
------------------------------------
   calculate :  #WD_SUBORD_4 = MIN(BBAL("SUBORD_4#1"), #Writedown4)
   calculate :  #Writedown4 = #Writedown4 - #WD_SUBORD_4
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_4 )
         pay :  DECREMENT( BALANCE "SUBORD_4#1", BY #WD_SUBORD_4 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84    100%
96     70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT4%"
Declare
SHIFTINT GROUP 4
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
 Collateral

!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040701    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
     Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
     Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "1"       WL    00    WAC       4.0545315239 (      1134162.83 /
1134162.83 );      1134162.83                      0.3750000000 0.3750000000
255:4     255:4       259 NO_CHECK ARM LIBOR_1YR         2.2500000000    33   12
SYNC_INT     10.0545315239    2.0000000000    2.2500000000         0      0
                                        GROUP 1       TEASER
M        2     "1"       WL    00    WAC       4.1250000000 (       317046.03 /
317046.03 );       317046.03                      0.3750000000 0.3750000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    34   12
SYNC_INT     10.1250000000    2.0000000000    2.2500000000         0      0
                                        GROUP 1       TEASER
M        3     "1"       WL    00    WAC       3.9337789872 (      3040305.96 /
3040305.96 );      3040305.96                      0.3750000000 0.3750000000
316:2     316:2       318 NO_CHECK ARM LIBOR_1YR         2.2500000000    35   12
SYNC_INT      9.9337789872    2.0000000000    2.2500000000         0      0
                                        GROUP 1       TEASER
M        4     "1"       WL    00    WAC       4.5669493942 (     86870916.55 /
86870916.55 );     86870916.55                     0.3750000000 0.3750000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    36   12
SYNC_INT     10.5669493942    2.0000000000    2.2500000000         0      0
                                        GROUP 1       TEASER
M        5     "1"       WL    00    WAC       4.9049677441 (     37850688.64 /
37850688.64 );     37850688.64                      0.3750000000 0.3750000000
358:0     358:0       358 NO_CHECK ARM LIBOR_1YR         2.2500000000    37   12
SYNC_INT     10.9049677441    2.0000000000    2.2500000000         0      0
                                        GROUP 1       TEASER
M        6     "2"       WL    00    WAC       5.0000000000 (       746372.73 /
746372.73 );       746372.73                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12
SYNC_INT     10.0000000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                GROUP 2       TEASER
M        7     "2"       WL    00    WAC       4.2600093583 (      2355919.64 /
2355919.64 );      2355919.64                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.2600093583    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                GROUP 2       TEASER
M        8     "2"       WL    00    WAC       4.3988056085 (      8711279.75 /
8711279.75 );      8711279.75                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12
SYNC_INT      9.3988056085    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                GROUP 2       TEASER
M        9     "2"       WL    00    WAC       4.8795993262 (    159426715.45 /
159426715.45 );    159426715.45                      0.2500000000 0.2500000000
353:1     353:1       354 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.8795993262    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                GROUP 2       TEASER
M        10    "2"       WL    00    WAC       5.3311638425 (     74590545.00 /
74590545.00 );     74590545.00                      0.2500000000 0.2500000000
358:0     358:0       358 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3311638425    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                GROUP 2       TEASER
M        11    "2-IO"    WL    00    WAC       4.5421219091 (      1739000.00 /
1739000.00 );      1739000.00                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12

SYNC_INT      9.5421219091    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        12    "2-IO"    WL    00    WAC       4.4098710938 (      1566776.35 /
1566776.35 );      1566776.35                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.4098710938    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "2-IO"    WL    00    WAC       4.6045135028 (      4307116.26 /
4307116.26 );      4307116.26                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12
SYNC_INT      9.6045135028    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "2-IO"    WL    00    WAC       4.9720426543 (    245591085.28 /
245591085.28 );    245591085.28                      0.2500000000 0.2500000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.9720426543    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "2-IO"    WL    00    WAC       5.3061120175 (    132508255.23 /
132508255.23 );    132508255.23                      0.2500000000 0.2500000000
360:0     360:0       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3061120175    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        16    "3-IO"    WL    00    WAC       4.6016333712 (       581223.07 /
581223.07 );       581223.07                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12
SYNC_INT      9.6016333712    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        17    "3-IO"    WL    00    WAC       4.5033109929 (      3042798.74 /
3042798.74 );      3042798.74                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.5033109929    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        18    "3-IO"    WL    00    WAC       4.3811717456 (     18967769.34 /
18967769.34 );     18967769.34                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12
SYNC_INT      9.3811717456    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        19    "3-IO"    WL    00    WAC       4.9946345595 (    125875373.37 /
125875373.37 );    125875373.37                      0.2500000000 0.2500000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.9946345595    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        20    "3-IO"    WL    00    WAC       5.3468855122 (     60235276.55 /
60235276.55 );     60235276.55                      0.2500000000 0.2500000000
360:0     360:0       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3468855122    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        21    "4"       WL    00    WAC       4.5014881935 (       750276.26 /
750276.26 );       750276.26                      0.2500000000 0.2500000000
350:10    350:10       360 NO_CHECK ARM LIBOR_1YR        2.2500000000    75   12
SYNC_INT      9.5014881935    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        22    "4"       WL    00    WAC       4.7183301183 (      1179064.95 /
1179064.95 );      1179064.95                      0.2500000000 0.2500000000
351:9     351:9       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    76   12
SYNC_INT      9.7183301183    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        23    "4"       WL    00    WAC       5.1250000000 (       591756.53 /
591756.53 );       591756.53                      0.2500000000 0.2500000000
354:6     354:6       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    79   12
SYNC_INT     10.1250000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        24    "4"       WL    00    WAC       4.9157369709 (      2759696.84 /

2759696.84 );      2759696.84                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    83   12
SYNC_INT      9.9157369709    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        25    "4"       WL    00    WAC       5.2833159935 (     25611364.13 /
25611364.13 );     25611364.13                      0.2500000000 0.2500000000
358:1     358:1       359 NO_CHECK ARM LIBOR_1YR         2.2500000000    84   12
SYNC_INT     10.2833159935    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        26    "4"       WL    00    WAC       5.6587627604 (     13293411.00 /
13293411.00 );     13293411.00                      0.2500000000 0.2500000000
354:0     354:0       354 NO_CHECK ARM LIBOR_1YR         2.2500000000    85   12
SYNC_INT     10.6587627604    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER

!  BOAMS_G_FINAL.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 620
!
!! Created by Intex Deal Maker v3.7.036 , subroutines 3.1
!! 07/14/2004 2:06 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither

!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
   COLLAT_GROUPS 1 2 3 4
!
!
   DEFINE CONSTANT #OrigCollBal = 1013644196.48
   DEFINE CONSTANT #OrigCollBal1 = 129213120.01
   DEFINE CONSTANT #OrigCollBal2 = 631543065.69
   DEFINE CONSTANT #OrigCollBal3 = 208702441.07
   DEFINE CONSTANT #OrigCollBal4 = 44185569.71
!
   DEFINE CONSTANT #OrigBondBal = 1013644196.48
   DEFINE CONSTANT #OrigBondBal1 = 129213120.01
   DEFINE CONSTANT #OrigBondBal2 = 631543065.69
   DEFINE CONSTANT #OrigBondBal3 = 208702441.07
   DEFINE CONSTANT #OrigBondBal4 = 44185569.71
!
   DEFINE #BondBal1 = 157517196.48
   DEFINE #BondBal2 = 643772096.48
   DEFINE #BondBal3 = 234462096.48
   DEFINE #BondBal4 = 75210096.48
   DEFINE #BondBal = 1110961485.92
!
   FULL_DEALNAME: BOAMS-G-Final
!

  DEAL SIZE:         $1013644196.48
  PRICING SPEED:     20% CPR
! ISSUE DATE:        20040701
  SETTLEMENT DATE:   20040729
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%","SHIFT4%"
!
  TRUSTEE_FEE   GROUP 1   0.002
!
  TRUSTEE_FEE   GROUP 2   0.002
!
  TRUSTEE_FEE   GROUP 3   0.002
!
  TRUSTEE_FEE   GROUP 4   0.002
!
   DEAL_CLOCK_INFO _
      ISSUE_CDU_DATE       20040701 _
      DEAL_FIRSTPAY_DATE   20040825
!
!
   DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
   DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
   DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
   DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
   DEFINE DYNAMIC STICKY #NetRate4 = ( COLL_I_MISC("COUPON",4) ) / COLL_PREV_BAL(4) * 1200
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      36.1    20%
      96.1    30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS1" (6, 2) = "MONTH" "PCT"
      72.1    30%
      84.1    35%
      96.1    40%
      108.1   45%
      120.1   50%
      144.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      36.1    20%
      96.1    30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS2" (6, 2) = "MONTH" "PCT"
      72.1    30%
      84.1    35%
      96.1    40%
      108.1   45%

      120.1   50%
      144.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      36.1    20%
      96.1    30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS3" (6, 2) = "MONTH" "PCT"
      72.1    30%
      84.1    35%
      96.1    40%
      108.1   45%
      120.1   50%
      144.1   50%
!
  DEFINE TABLE "SI_LOSSA4" (6, 2) = "MONTH" "SHIFTR"
      36.1    20%
      96.1    30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS4" (6, 2) = "MONTH" "PCT"
      72.1    30%
      84.1    35%
      96.1    40%
      108.1   45%
      120.1   50%
      144.1   50%
!
  DEFINE #COUPON_SUBS = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX LIBOR_1YR   2.25
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "RESID", "1A1", "2A1", "GMC_2A1", "2A2", "GMC_2A2", "2A3", "GMC_2A3", "2A4", "GMC_2A4", "2A5",
"GMC_2A5", "2A6", "GMC_2A6", "2A7", "3A1", "3A2", "4A1", "SUBS", "2WAC-IO",
"1-IO", "4IO", "2IO"
!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block 4135020.01 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.339 ELSE COLL_NETRATE(1))
      0   999
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 20210065.69 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-0.063795 ELSE COLL_NETRATE(2))
      0   999
!

Tranche "SUBORD_3" MODELING EXCHANGE
   Block 6679441.07 FLOAT GROUP 3 _
         DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040701 Next 20040825
      ( #NetRate3 )
      0   999

!
Tranche "SUBORD_4" MODELING EXCHANGE
   Block 1414569.71 GROUP 4  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 83 THEN COLL_NETRATE(4)-.0 ELSE COLL_NETRATE(4))
      0   999
!
Tranche "RESID" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.339 ELSE COLL_NETRATE(1))
      0   999
!
Tranche "1A1" SEN_FLT
   Block  125078000.00 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.339 ELSE COLL_NETRATE(1))
      0   999
!
Tranche "2A1" SEN_FLT_NO
   Block  64211000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0 Dated 20040725 Next 20040825
      (IF CURMONTH LE 59 THEN min(2.469, COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "GMC_2A1"  EXCHANGE SEN_GMC_FLT
   Block 64211000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0  Dated 20040725 Next 20040825
      (IF CURMONTH LE 59 THEN min(2.469, COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "2A2" SEN_FLT_NO
   Block  27972000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0 Dated 20040725 Next 20040825
      (IF CURMONTH LE 59 THEN Min(3.461, COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "GMC_2A2"  EXCHANGE SEN_GMC_FLT
   Block 27972000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0  Dated 20040725 Next 20040825
      (IF CURMONTH LE 59 THEN Min(3.461, COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "2A3" SEN_FLT_NO
   Block  48197000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.232,COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!

Tranche "GMC_2A3"  EXCHANGE SEN_GMC_FLT
   Block 48197000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.232,COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "2A4" SEN_FLT_NO
   Block  35741000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.572, COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "GMC_2A4"  EXCHANGE SEN_GMC_FLT
   Block 35741000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.572, COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "2A5" SEN_FLT_NO
   Block  36212000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.757,COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "GMC_2A5"  EXCHANGE SEN_GMC_FLT
   Block 36212000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.757,COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "2A6" SEN_FLT_NO
   Block  99000000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.657, COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "GMC_2A6"  EXCHANGE SEN_GMC_FLT
   Block 99000000.00 GROUP 2  FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN min(4.657, COLL_NETRATE(2)) ELSE COLL_NETRATE(2))
      0   999
!
Tranche "2A7" SEN_FLT
   Block  300000000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.130 ELSE COLL_NETRATE(2))
      0   999
!
Tranche "3A1" SEN_WAC
   Block 195558000.00 FLOAT GROUP 3 _
         DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
         Delay 24 Dated 20040701 Next 20040825
      ( #NetRate3 )
      0   999
!

Tranche "3A2" SEN_WAC
   Block 6465000.00 FLOAT GROUP 3 _
         DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
         Delay 24 Dated 20040701 Next 20040825
      ( #NetRate3 )
      0   999
!
Tranche "4A1" SEN_FLT
   Block  42771000.00 GROUP 4 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040701 Next 20040825
      (IF CURMONTH LE 83 THEN COLL_NETRATE(4)-.0 ELSE COLL_NETRATE(4))
      0   999
!
Tranche "SUBS" JUN_WAC
   Block 32439096.48 FLOAT _
         DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
         Delay 24 Dated 20040701 Next 20040825
      ( #COUPON_SUBS )
      0  999
!
Tranche "2WAC-IO" SEN_FLT_IO
   Block 311333000.00 GROUP 2 FREQ M FLOAT RESET M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN
BBAL("GMC_2A1#1","GMC_2A2#1","GMC_2A3#1","GMC_2A4#1","GMC_2A5#1","GMC_2A6#1")
ELSE 0 ); _ END ( IF CURMONTH LT 59 THEN
BBAL("GMC_2A1#1","GMC_2A2#1","GMC_2A3#1","GMC_2A4#1","GMC_2A5#1","GMC_2A6#1")
ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701  Next 20040825
      (IF CURMONTH LE 59 THEN
((COLL_NETRATE(2)-0.0)*BBAL("2A1","2A2","2A3","2A4","2A5","2A6")-COUPON("2A1")*
BBAL("2A1") - COUPON("2A2")*BBAL("2A2") - COUPON("2A3")*BBAL("2A3") -
COUPON("2A4")*BBAL("2A4")- COUPON("2A5")*BBAL("2A5")-COUPON("2A6")*BBAL("2A6"))/
BBAL("2A1","2A2","2A3","2A4","2A5","2A6") else 0)
      0   999
!
Tranche "1-IO" SEN_IO
   Block 129213120.01 at 0.339 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("RESID#1","1A1#1","SUBORD_1#1") ELSE 0 ); _ END ( IF CURMONTH LT 35 THEN BBAL("RESID#1","1A1#1","SUBORD_1#1") ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701  Next 20040825
!
Tranche "4IO" SEN_IO
   Block 44185569.71 at 0 GROUP 4 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN BBAL("4A1#1","SUBORD_4#1") ELSE 0 ); _ END ( IF CURMONTH LT 83 THEN BBAL("4A1#1","SUBORD_4#1") ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701  Next 20040825
!
Tranche "2IO" SEN_IO
   Block 631543065.69 at 0.063795 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("GMC_2A1#1","GMC_2A2#1","GMC_2A3#1","GMC_2A4#1", "GMC_2A5#1","GMC_2A6#1","2A7#1","SUBORD_2#1") ELSE 0 ); _ END ( IF CURMONTH LT
59 THEN BBAL("GMC_2A1#1","GMC_2A2#1","GMC_2A3#1","GMC_2A4#1","GMC_2A5#1",
"GMC_2A6#1","2A7#1"

,"SUBORD_2#1") ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040701 Next 20040825
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
DEFINE PSEUDO_TRANCHE COLLAT GROUP 4 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
!
ifdef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!
  CLASS "1-IO"      NO_BUILD_TRANCHE _
                    = "1-IO"
  CLASS "RESID"     NO_BUILD_TRANCHE _
                    = "RESID"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "2IO"       NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2WAC-IO"   NO_BUILD_TRANCHE _
                    = "2WAC-IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _
                    = "2A3"
  CLASS "2A4"       NO_BUILD_TRANCHE _
                    = "2A4"
  CLASS "2A5"       NO_BUILD_TRANCHE _
                    = "2A5"
  CLASS "2A6"       NO_BUILD_TRANCHE _
                    = "2A6"
  CLASS "2A7"       NO_BUILD_TRANCHE _
                    = "2A7"
  CLASS "3A1"       NO_BUILD_TRANCHE _
                    = "3A1"
  CLASS "3A2"       NO_BUILD_TRANCHE _
                    = "3A2"
  CLASS "4IO"       NO_BUILD_TRANCHE _
                    = "4IO"
  CLASS "4A1"       NO_BUILD_TRANCHE _
                    = "4A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "SUBORD_4"  DISTRIB_CLASS RULES _

                    = "SUBORD_4"
  CLASS "SEQ" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
                    = "2A1" "2A2" "2A3" "2A4" "2A5" "2A6"
  CLASS "PT"_
                    = "2A7"
  CLASS "SUBS"      NO_BUILD_TRANCHE _
                    = "SUBS", _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3" "SUBORD_4"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal1); _
                    = "RESID" "1A1"  "1-IO", SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal2); _
                    = "SEQ" "PT" "2WAC-IO"  "2IO", SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_3"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal3); _
                    = "3A1" "3A2" , SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_4"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal4); _
                    = "4A1" "4IO", SUPPORT_CLASSES = "SUBS"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "SNR_3" "SUBORD_3"
  CLASS "GRP4" _
                 DISTRIB_CLASS RULES _
                   = "SNR_4" "SUBORD_4"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3" "GRP4"
!
  GROUP 0       ROOT = 1 2 3 4
!

  CLASS "GMC_2A1"   PSEUDO NO_BUILD_TRANCHE = "GMC_2A1#1"
  CLASS "GMC_2A2"   PSEUDO NO_BUILD_TRANCHE = "GMC_2A2#1"
  CLASS "GMC_2A3"   PSEUDO NO_BUILD_TRANCHE = "GMC_2A3#1"
  CLASS "GMC_2A4"   PSEUDO NO_BUILD_TRANCHE = "GMC_2A4#1"
  CLASS "GMC_2A5"   PSEUDO NO_BUILD_TRANCHE = "GMC_2A5#1"
  CLASS "GMC_2A6"   PSEUDO NO_BUILD_TRANCHE = "GMC_2A6#1"
  CLASS "GMC_2A7"   PSEUDO NO_BUILD_TRANCHE = "2A7"
!
  CLASS "GMC_SEQ" PSEUDO = "GMC_2A1" "GMC_2A2" "GMC_2A3" "GMC_2A4" "GMC_2A5" "GMC_2A6"
  CLASS "GMC_PT" PSEUDO = "GMC_2A7"
  CLASS "GMC_SNR_2" PSEUDO = "GMC_SEQ" "PT" "2WAC-IO" "2IO"
!
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"       Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"    Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"       Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE

!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"    Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_3"       Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"    Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_4"       Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_4"    Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SEQ"         Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "PT"          Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "GMC_SEQ"     Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
  DEFINE PSEUDO_TRANCHE CLASS "GMC_PT"      Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
  DEFINE PSEUDO_TRANCHE CLASS "GMC_SNR_2"   Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA1", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS1", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA2", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS2", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA3", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS3", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal4 = #OrigCollBal4 - ORIG_BBAL("SNR_4") DEFINE DYNAMIC STICKY #SubBal4 = MAX(0, COLL_PREV_BAL(4) - BBAL("SNR_4")) DEFINE DYNAMIC STICKY #ReduceTestA4 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA4", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct4 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS4", "MONTH", "PCT" )
!
TRIGGER "CumLoss1" _
         ORIG_TESTVAL     0.00% _
         TESTVAL          (DELINQ_LOSS_ACCUM(1)/ #OrigSubBal1); _
         TARGETVAL        ( #ReduceTestA1 ); _
         ORIG_TARGETVAL   NO_CHECK 20% _
         EFFECTIVE_WHEN   ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE
TRIG_EFFECTIVE_ALWAYSPASS ); _

         TRIGVAL          LODIFF
!
TRIGGER "ShiftTrigger1" _
         FULL_NAME   "Shifting Interest Group 1 Loss Trigger" _
         DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
               cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=   %;  _
                            36    20%;  _
                            96    30%;  _
                            108   35%;  _
                            120   40%;  _
                            132   45%;  _
                            144   50% _
The above calculations will be based on the respective mortgage loan group." _
          EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
          TRIGVAL FORMULA (TRIGGER("CumLoss1","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss1" _
          ORIG_TESTVAL     0.00% _
          TESTVAL          (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
          TARGETVAL        ( #Sub2TimesLossPct1 ); _
          ORIG_TARGETVAL   NO_CHECK 30% _
          TRIGVAL          LODIFF
!
TRIGGER "TwoTimesTrigger1" _
          FULL_NAME   "Sub Two Times Group 1 Loss Trigger" _
          DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=   %;  _
                            72    30%;  _
                            84    35%;  _
                            96    40%;  _
                            108   45%;  _
                            120   50%;  _
                            144   50%"_
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
          TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss1","TRIGVAL"));
!
!
TRIGGER "CumLoss2" _
          ORIG_TESTVAL     0.00% _
          TESTVAL          (DELINQ_LOSS_ACCUM(2)/ #OrigSubBal2); _
          TARGETVAL        ( #ReduceTestA2 ); _
          ORIG_TARGETVAL   NO_CHECK 20% _
          EFFECTIVE_WHEN   ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE
TRIG_EFFECTIVE_ALWAYSPASS ); _
          TRIGVAL          LODIFF
!
TRIGGER "ShiftTrigger2" _
          FULL_NAME "Shifting Interest Group 2 Loss Trigger" _
          DEFINITION "A Shifting Interest Loss Trigger will _ exist after month 84 if ;_
               cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _

                       Month <=   %;  _
                            36    20%;  _
                            96    30%;  _
                            108   35%;  _
                            120   40%;  _
                            132   45%;  _
                            144   50% _
The above calculations will be based on the respective mortgage loan group." _
          EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss2","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss2" _
          ORIG_TESTVAL     0.00% _
          TESTVAL          (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
          TARGETVAL        ( #Sub2TimesLossPct2 ); _
          ORIG_TARGETVAL   NO_CHECK 30% _
          TRIGVAL          LODIFF
!
TRIGGER "TwoTimesTrigger2" _
          FULL_NAME   "Sub Two Times Group 2 Loss Trigger" _
          DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=   %;  _
                            72    30%;  _
                            84    35%;  _
                            96    40%;  _
                            108   45%;  _
                            120   50%;  _
                            144   50%"_
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
          TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss2","TRIGVAL"));
!
!
TRIGGER "CumLoss3" _
          ORIG_TESTVAL     0.00% _
          TESTVAL          (DELINQ_LOSS_ACCUM(3)/ #OrigSubBal3); _
          TARGETVAL        ( #ReduceTestA3 ); _
          ORIG_TARGETVAL   NO_CHECK 20% _
          EFFECTIVE_WHEN   ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE
TRIG_EFFECTIVE_ALWAYSPASS ); _
          TRIGVAL          LODIFF
!
TRIGGER "ShiftTrigger3" _
          FULL_NAME   "Shifting Interest Group 3 Loss Trigger" _
          DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
               cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=   %;  _
                            36    20%;  _
                            96    30%;  _
                            108   35%;  _
                            120   40%;  _
                            132   45%;  _
                            144   50% _
The above calculations will be based on the respective mortgage loan group." _

          EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
          TRIGVAL FORMULA (TRIGGER("CumLoss3","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss3" _
          ORIG_TESTVAL     0.00% _
          TESTVAL          (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
          TARGETVAL        ( #Sub2TimesLossPct3 ); _
          ORIG_TARGETVAL   NO_CHECK 30% _
          TRIGVAL          LODIFF
!
TRIGGER "TwoTimesTrigger3" _
          FULL_NAME   "Sub Two Times Group 3 Loss Trigger" _
          DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=   %;  _
                            72    30%;  _
                            84    35%;  _
                            96    40%;  _
                            108   45%;  _
                            120   50%;  _
                            144   50%"_
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
          TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss3","TRIGVAL"));
!
!
TRIGGER "CumLoss4" _
          ORIG_TESTVAL     0.00% _
          TESTVAL          (DELINQ_LOSS_ACCUM(4)/ #OrigSubBal4); _
          TARGETVAL        ( #ReduceTestA4 ); _
          ORIG_TARGETVAL   NO_CHECK 20% _
          EFFECTIVE_WHEN   ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE
TRIG_EFFECTIVE_ALWAYSPASS ); _
          TRIGVAL          LODIFF
!
TRIGGER "ShiftTrigger4" _
          FULL_NAME   "Shifting Interest Group 4 Loss Trigger" _
          DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
               cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=   %;  _
                            36    20%;  _
                            96    30%;  _
                            108   35%;  _
                            120   40%;  _
                            132   45%;  _
                            144   50% _
The above calculations will be based on the respective mortgage loan group." _
          EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
          TRIGVAL FORMULA (TRIGGER("CumLoss4","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss4" _

          ORIG_TESTVAL     0.00% _
          TESTVAL          (DELINQ_LOSS_ACCUM(4)/#OrigSubBal4); _
          TARGETVAL        ( #Sub2TimesLossPct4 ); _
          ORIG_TARGETVAL   NO_CHECK 30% _
          TRIGVAL          LODIFF
!
TRIGGER "TwoTimesTrigger4" _
          FULL_NAME   "Sub Two Times Group 4 Loss Trigger" _
          DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
               cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=   %;  _
                            72    30%;  _
                            84    35%;  _
                            96    40%;  _
                            108   45%;  _
                            120   50%;  _
                            144   50%"_
          IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
          TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss4","TRIGVAL"));
!
!
  DEFINE DYNAMIC STICKY #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") * 36000 / NDAYS_ACCRUE_INT("SUBS#1")
!
  OPTIONAL REDEMPTION:   "Grp_1_Roll" _
                         DATE 20070601 _
                         TARGET GROUP 1 _
                         PRICE_P ( COLL_BAL(1) ); _
                         DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:   "Grp_2_Roll" _
                         DATE 20090601 _
                         TARGET GROUP 2 _
                         PRICE_P ( COLL_BAL(2) ); _
                         DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:   "Grp_3_Roll" _
                         DATE 20090601 _
                         TARGET GROUP 3 _
                         PRICE_P ( COLL_BAL(3) ); _
                         DISTR_P RULES "OPTR_GROUP_3"
!
  OPTIONAL REDEMPTION:   "Grp_4_Roll" _
                         DATE 20110601 _
                         TARGET GROUP 4 _
                         PRICE_P ( COLL_BAL(4) ); _
                         DISTR_P RULES "OPTR_GROUP_4"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _

                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 4 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate :  #OrigSenPct4  = ORIG_BBAL("SNR_4") / #OrigCollBal4
!
   calculate :  #SenPct4 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_4") / COLL_PREV_BAL(4)) _
               ELSE 1
!
   calculate : #ShiftTest1 = NOT TRIGGER("ShiftTrigger1") calculate : #ShiftTest2 = NOT TRIGGER("ShiftTrigger2") calculate : #ShiftTest3 = NOT TRIGGER("ShiftTrigger3") calculate : #ShiftTest4 = NOT TRIGGER("ShiftTrigger4")
!
   calculate :  #Sub2TimesTrigger1 = NOT TRIGGER("TwoTimesTrigger1")
!
   calculate :  #Sub2TimesTrigger2 = NOT TRIGGER("TwoTimesTrigger2")
!
   calculate :  #Sub2TimesTrigger3 = NOT TRIGGER("TwoTimesTrigger3")
!
   calculate : #Sub2TimesTrigger4 = NOT TRIGGER("TwoTimesTrigger4") calculate : #Sub2TimesTriggerAgg = #Sub2TimesTrigger1 AND #Sub2TimesTrigger2
AND #Sub2TimesTrigger3 AND #Sub2TimesTrigger4
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3", "SNR_4", "SUBORD_4") _ GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3", "SNR_4", "SUBORD_4") AND _
                                            #Sub2TimesTriggerAgg
!

   calculate : #SenPctFailAgg = (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) OR (#SenPct4 > #OrigSenPct4)
!
   calculate :  #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate :  #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate :  #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate :  #SenPrep4 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct4 + SHIFT%(4) * (1-#SenPct4), _ Reduce_SHIFT%_when GROUP 4 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
!
   calculate :  #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct1 + (50% * (1-#SenPct1)) _
                         ELSE #SenPct1 _
                    ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct2 + (50% * (1-#SenPct2)) _
                         ELSE #SenPct2 _
                    ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct3 + (50% * (1-#SenPct3)) _
                         ELSE #SenPct3 _
                    ELSE #SenPrep3
!
   calculate :  #SenPrep4 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _

                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct4 + (50% * (1-#SenPct4)) _
                        ELSE #SenPct4 _
                   ELSE #SenPrep4
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
   calculate : #SENRECOV4 = #SenPrep4 * DELINQ_RECOVER(4)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT #PRP11 = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT #PRP22 = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT #SCH33 = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT #PRP33 = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT #REC33 = #SENRECOV3
!
 calculate:  "SNR_4" _
  NO_CHECK SCHEDULED     GROUP 4  FRACTION LIMIT #SCH44 = #SenPct4 , _
  NO_CHECK PREPAY        GROUP 4  FRACTION LIMIT #PRP44 = #SenPrep4 , _
  NO_CHECK RECOVER       GROUP 4  AMOUNT   LIMIT #REC44 = #SENRECOV4
!
  calculate : #SenSchedAlloc1 = #SCH11 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1 = #PRP11 * COLL_P_PREPAY(1)
  calculate : #SenRecoverAlloc1 = #REC11
  calculate : #SenSchedAlloc2 = #SCH22 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2 = #PRP22 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = #REC22
  calculate : #SenSchedAlloc3 = #SCH33 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3 = #PRP33 * COLL_P_PREPAY(3)
  calculate : #SenRecoverAlloc3 = #REC33
  calculate : #SenSchedAlloc4 = #SCH44 * COLL_P_SCHED(4)
  calculate : #SenPrepayAlloc4 = #PRP44 * COLL_P_PREPAY(4)
  calculate : #SenRecoverAlloc4 = #REC44
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
   calculate : #SubSched4 = MAX( 0, COLL_P_SCHED(4) - #SenSchedAlloc4 ) calculate : #SubPrepay4 = MAX( 0, COLL_P_PREPAY(4) - #SenPrepayAlloc4 ) calculate : #SubRecov4 = MAX( 0, DELINQ_RECOVER(4) - #SenRecoverAlloc4 )
!
 calculate:  "SUBORD_1" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
 calculate:  "SUBORD_4" _
  NO_CHECK SCHEDULED     GROUP 4  AMOUNT             = #SubSched4 , _
  NO_CHECK PREPAY        GROUP 4  AMOUNT             = #SubPrepay4 , _
  NO_CHECK RECOVER       GROUP 4  AMOUNT             = #SubRecov4
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 + #SubSched4 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3 + #SubPrepay4
   calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 + #SubRecov4
!
 calculate:  "SUBS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
   calculate : #ExcessSub4 = #ExcessSub * BBAL("SNR_4") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "SNR_3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
  calculate : "SNR_4" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS4 = #ExcessSub4
!
   calculate : #SubExcessSub1 = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1) calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1 calculate : #RemSubOptPrinc1 = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1 calculate : #SubExcessSub2 = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2) calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2 calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2 calculate : #SubExcessSub3 = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3) calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3 calculate : #RemSubOptPrinc3 = OPTIMAL_PRINCPMT("SUBORD_3") - #SubExcessSub3 calculate : #SubExcessSub4 = MIN(OPTIMAL_PRINCPMT("SUBORD_4"), #VS4) calculate : #RemSubExcessSub4 = #VS4 - #SubExcessSub4 calculate : #RemSubOptPrinc4 = OPTIMAL_PRINCPMT("SUBORD_4") - #SubExcessSub4 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 +
#RemSubExcessSub3 + #RemSubExcessSub4
   calculate : #RemSubOptPrinc = #RemSubOptPrinc1 + #RemSubOptPrinc2 + #RemSubOptPrinc3 + #RemSubOptPrinc4
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
   calculate : #TotSubExcessSub4 = -1 * (#SubExcessSub4 + #RemSubExcessSub * #RemSubOptPrinc4/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
  calculate : "SUBORD_4" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub4
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_4" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_4" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_4" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_4" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_4" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
         pay : CLASS INTEREST PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
         pay : CLASS INTSHORT PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_4" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
         pay : CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "RESID"; "1A1"; "1-IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "RESID"; "1A1"; "1-IO" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "RESID", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "RESID" )
         pay :  SEQUENTIAL ( "RESID#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "SEQ"; "PT"; "2IO"; "2WAC-IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SEQ"; "PT"; "2IO"; "2WAC-IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "SEQ" ; "PT" )
------------------------------------
!
        from :  CLASS ( "SEQ" )
         pay : CLASS INTEREST PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4"; "2A5"; "2A6" )
         pay : CLASS INTSHORT PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4";
         "2A5"; "2A6" )
------------------------------------
        from :  CLASS ( "SEQ" )
         pay : CLASS BALANCE SEQUENTIAL ( "2A1", "2A2", "2A3", "2A4", "2A5", "2A6" )
------------------------------------
!
        from :  CLASS ( "PT" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A7" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A7" )
------------------------------------
        from :  CLASS ( "PT" )
         pay :  CLASS BALANCE PRO_RATA ( "2A7" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
        from :  CLASS ( "2A4" )
         pay :  SEQUENTIAL ( "2A4#1" )
------------------------------------
        from :  CLASS ( "2A5" )
         pay :  SEQUENTIAL ( "2A5#1" )
------------------------------------
        from :  CLASS ( "2A6" )
         pay :  SEQUENTIAL ( "2A6#1" )
------------------------------------
        from :  CLASS ( "2A7" )
         pay :  SEQUENTIAL ( "2A7#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
!
        from :  CLASS ( "SNR_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "3A1"; "3A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "3A1"; "3A2" )
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  CLASS BALANCE PRO_RATA ( "3A1" ; "3A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "3A1" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "3A2" )
         pay :  SEQUENTIAL ( "3A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1")
------------------------------------
!
        from :  CLASS ( "SNR_4" )
         pay :  CLASS INTEREST PRO_RATA  ( "4A1"; "4IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "4A1"; "4IO" )
------------------------------------
        from :  CLASS ( "SNR_4" )
         pay :  CLASS BALANCE PRO_RATA ( "4A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "4A1" )
         pay :  SEQUENTIAL ( "4A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) )
         pay :  SEQUENTIAL ( "SUBORD_4#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBS =
PRINCPMT("SUBORD_1#1","SUBORD_2#1","SUBORD_3#1","SUBORD_4#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" ) subject to : CEILING ( #P_SUBS )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SUBS" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("SUBS#1") - BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4")
   calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate : #SubPrinc2 = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate : #SubPrinc3 = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
   calculate : #SubPrinc4 = BBAL("SUBORD_4#1") - BBAL("SUBORD_4")
   calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3 + #SubPrinc4 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg calculate : #PrincReduce4 = #PrincReduce * #SubPrinc4 / #SubPrincAgg
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc4 - #PrincReduce4 ) )
         pay :  SEQUENTIAL ( "SUBORD_4#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"),
BBAL( "RESID#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1" ) -
COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "3A2#1", "SUBORD_3#1" ) - COLL_BAL(3))) calculate : #ReduceSubord4 = MAX(0,
MIN( BBAL("SUBORD_4#1"), BBAL( "4A1#1", "SUBORD_4#1" ) - COLL_BAL(4)))
   calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 + #ReduceSubord3 + #ReduceSubord4
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "RESID#1", "1A1#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1",
"SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "3A2#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #ReduceSubord4 )
------------------------------------
   calculate : #IncreaseSubord4 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(4) - BBAL( "4A1#1", "SUBORD_4#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_4#1", BY #IncreaseSubord4 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1", "3A2#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1", "3A2#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1", "3A2#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
   calculate : #MoreReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL("SUBORD_4#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1", "3A2#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL)))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #MoreReduceSubord4 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "RESID#1", "1A1#1", "SUBS#1", "2A1#1",

"2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "3A2#1", "4A1#1"
) - COLL_BAL(1,2,3,4))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "RESID#1", "1A1#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1",
"2A7#1", "3A1#1", "3A2#1", "4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1",
"2A5#1", "2A6#1", "2A7#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "3A2#1", "4A1#1" ) *
#WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1", "3A2#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1",
"2A7#1", "3A1#1", "3A2#1", "4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown4 = MAX(0, BBAL( "4A1#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1",
"3A2#1", "4A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN PRO_RATA ( "3A1#1"; "3A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("RESID#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1",
"2A6#1","2A7#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3A2#1","SUBORD_3#1")
------------------------------------
   calculate : #BondBal4    = BBAL("4A1#1","SUBORD_4#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2 + #BondBal3 + #BondBal4
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A1#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A1#1") - BBAL("2A1#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A1#1")
------------------------------------
!

ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A1#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A1#1") * COUPON("2A1#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A2#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A2#1") - BBAL("2A2#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A2#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A2#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A2#1") * COUPON("2A2#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A3#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A3#1") - BBAL("2A3#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A3#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A3#1", BY #GMCWD )
------------------------------------
!

        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A3#1") * COUPON("2A3#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A4#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A4#1") - BBAL("2A4#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A4#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A4#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A4#1") * COUPON("2A4#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A5#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A5#1") - BBAL("2A5#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A5#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A5#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A5#1") * COUPON("2A5#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A6#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A6#1") - BBAL("2A6#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A6#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A6#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A6#1") * COUPON("2A6#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A6#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
 calculate: #CallBalGrp4 = COLL_BAL(4)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "RESID#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown1 = BBAL("GRP1")
------------------------------------
   calculate :  #WD_SUBORD_1 = MIN(BBAL("SUBORD_1#1"), #Writedown1)
   calculate :  #Writedown1 = #Writedown1 - #WD_SUBORD_1
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_1 )
         pay :  DECREMENT( BALANCE "SUBORD_1#1", BY #WD_SUBORD_1 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1",
"2A6#1", "2A7#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A1#1") - BBAL("2A1#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A1#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A1#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A1#1") * COUPON("2A1#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A2#1") - BBAL("2A2#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A2#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A2#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A2#1") * COUPON("2A2#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A3#1") - BBAL("2A3#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A3#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A3#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A3#1") * COUPON("2A3#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A4#1") - BBAL("2A4#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A4#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A4#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A4#1") * COUPON("2A4#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A5#1") - BBAL("2A5#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A5#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A5#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A5#1") * COUPON("2A5#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A6#1") - BBAL("2A6#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A6#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A6#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A6#1") * COUPON("2A6#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A6#1")
------------------------------------
   calculate : #WriteDown2 = BBAL("GRP2")
------------------------------------
   calculate :  #WD_SUBORD_2 = MIN(BBAL("SUBORD_2#1"), #Writedown2)
   calculate :  #Writedown2 = #Writedown2 - #WD_SUBORD_2
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_2 )
         pay :  DECREMENT( BALANCE "SUBORD_2#1", BY #WD_SUBORD_2 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1", "3A2#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown3 = BBAL("GRP3")
------------------------------------
   calculate :  #WD_SUBORD_3 = MIN(BBAL("SUBORD_3#1"), #Writedown3)
   calculate :  #Writedown3 = #Writedown3 - #WD_SUBORD_3
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_3 )
         pay :  DECREMENT( BALANCE "SUBORD_3#1", BY #WD_SUBORD_3 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown3 )
         pay :  WRITEDOWN PRO_RATA ( "3A1#1"; "3A2#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_4"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp4)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP4" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP4" )
------------------------------------
        from :  CLASS ( "GRP4" )
         pay :  SEQUENTIAL ( "4A1#1" )
------------------------------------
        from :  CLASS ( "GRP4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_4" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) )
         pay :  SEQUENTIAL ( "SUBORD_4#1" )
------------------------------------
        from :  CLASS ( "SUBORD_4" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown4 = BBAL("GRP4")
------------------------------------
   calculate :  #WD_SUBORD_4 = MIN(BBAL("SUBORD_4#1"), #Writedown4)
   calculate :  #Writedown4 = #Writedown4 - #WD_SUBORD_4
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_4 )
         pay :  DECREMENT( BALANCE "SUBORD_4#1", BY #WD_SUBORD_4 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%

 96   70%
108   60%
120   40%
132   20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84    100%
96     70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT4%"
Declare
SHIFTINT GROUP 4
84    100%
96     70%
108    60%
120    40%
132    20%
144     0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040701    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
      Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
      Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "1"       WL    00    WAC       4.0545315239 (      1134162.83 /
1134162.83 );      1134162.83                      0.3750000000 0.3750000000
255:4     255:4       259 NO_CHECK ARM LIBOR_1YR         2.2500000000    33   12
SYNC_INT     10.0545315239    2.0000000000    2.2500000000         0      0
                    ORIG_GROSSRATE 4.0545315239     GROUP 1       TEASER
M        2     "1"       WL    00    WAC       4.1250000000 (       317046.03 /
317046.03 );       317046.03                      0.3750000000 0.3750000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    34   12
SYNC_INT     10.1250000000    2.0000000000    2.2500000000         0      0
                    ORIG_GROSSRATE 4.1250000000     GROUP 1       TEASER

M        3     "1"       WL    00    WAC       3.9337789872 (      3040305.96 /
3040305.96 );      3040305.96                      0.3750000000 0.3750000000
316:2     316:2       318 NO_CHECK ARM LIBOR_1YR         2.2500000000    35   12
SYNC_INT      9.9337789872    2.0000000000    2.2500000000         0      0
                    ORIG_GROSSRATE 3.9337789872     GROUP 1       TEASER

M        4     "1"       WL    00    WAC       4.5669493942 (     86870916.55 /
86870916.55 );     86870916.55                      0.3750000000 0.3750000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    36   12
SYNC_INT     10.5669493942    2.0000000000    2.2500000000         0      0
                    ORIG_GROSSRATE 4.5669493942     GROUP 1       TEASER
M        5     "1"       WL    00    WAC       4.9049677441 (     37850688.64 /
37850688.64 );     37850688.64                      0.3750000000 0.3750000000
358:0     358:0       358 NO_CHECK ARM LIBOR_1YR         2.2500000000    37   12
SYNC_INT     10.9049677441    2.0000000000    2.2500000000         0      0
                    ORIG_GROSSRATE 4.9049677441     GROUP 1       TEASER
M        6     "2"       WL    00    WAC       5.0000000000 (       746372.73 /
746372.73 );       746372.73                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12
SYNC_INT     10.0000000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.0000000000    GROUP 2       TEASER
M        7     "2"       WL    00    WAC       4.2600093583 (      2355919.64 /
2355919.64 );      2355919.64                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.2600093583    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.2600093583    GROUP 2       TEASER
M        8     "2"       WL    00    WAC       4.3988056085 (      8711279.75 /
8711279.75 );      8711279.75                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12
SYNC_INT      9.3988056085    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.3988056085    GROUP 2       TEASER
M        9     "2"       WL    00    WAC       4.8795993262 (    159426715.45 /
159426715.45 );    159426715.45                      0.2500000000 0.2500000000
353:1     353:1       354 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.8795993262    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.8795993262    GROUP 2       TEASER
M        10    "2"       WL    00    WAC       5.3311638425 (     74590545.00 /
74590545.00 );     74590545.00                      0.2500000000 0.2500000000
358:0     358:0       358 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3311638425    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.3311638425    GROUP 2       TEASER
M        11    "2-IO"    WL    00    WAC       4.5421219091 (      1739000.00 /
1739000.00 );      1739000.00                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12
SYNC_INT      9.5421219091    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.5421219091 AMORT NONE FOR      60
GROUP 2       TEASER
M        12    "2-IO"    WL    00    WAC       4.4098710938 (      1566776.35 /
1566776.35 );      1566776.35                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.4098710938    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.4098710938 AMORT NONE FOR      60
GROUP 2       TEASER
M        13    "2-IO"    WL    00    WAC       4.6045135028 (      4307116.26 /
4307116.26 );      4307116.26                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12

SYNC_INT      9.6045135028    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.6045135028 AMORT NONE FOR      60
GROUP 2       TEASER
M        14    "2-IO"    WL    00    WAC       4.9720426543 (    245591085.28 /
245591085.28 );    245591085.28                      0.2500000000 0.2500000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.9720426543    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.9720426543 AMORT NONE FOR      60
GROUP 2       TEASER
M        15    "2-IO"    WL    00    WAC       5.3061120175 (    132508255.23 /
132508255.23 );    132508255.23                      0.2500000000 0.2500000000
360:0     360:0       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3061120175    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.3061120175 AMORT NONE FOR      60
GROUP 2       TEASER
M        16    "3-IO"    WL    00    WAC       4.6016333712 (       581223.07 /
581223.07 );       581223.07                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12
SYNC_INT      9.6016333712    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.6016333712 AMORT NONE FOR      60
GROUP 3       TEASER
M        17    "3-IO"    WL    00    WAC       4.5033109929 (      3042798.74 /
3042798.74 );      3042798.74                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.5033109929    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.5033109929 AMORT NONE FOR      60
GROUP 3       TEASER
M        18    "3-IO"    WL    00    WAC       4.3811717456 (     18967769.34 /
18967769.34 );     18967769.34                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12
SYNC_INT      9.3811717456    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.3811717456 AMORT NONE FOR      60
GROUP 3       TEASER
M        19    "3-IO"    WL    00    WAC       4.9946345595 (    125875373.37 /
125875373.37 );    125875373.37                      0.2500000000 0.2500000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.9946345595    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.9946345595 AMORT NONE FOR      60
GROUP 3       TEASER
M        20    "3-IO"    WL    00    WAC       5.3468855122 (     60235276.55 /
60235276.55 );     60235276.55                      0.2500000000 0.2500000000
360:0     360:0       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3468855122    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.3468855122 AMORT NONE FOR      60
GROUP 3       TEASER
M        21    "4"       WL    00    WAC       4.5014881935 (       750276.26 /
750276.26 );       750276.26                      0.2500000000 0.2500000000
350:10    350:10       360 NO_CHECK ARM LIBOR_1YR        2.2500000000    75   12
SYNC_INT      9.5014881935    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.5014881935
GROUP 4       TEASER
M        22    "4"       WL    00    WAC       4.7183301183 (      1179064.95 /
1179064.95 );      1179064.95                      0.2500000000 0.2500000000
351:9     351:9       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    76   12
SYNC_INT      9.7183301183    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.7183301183
GROUP 4       TEASER
M        23    "4"       WL    00    WAC       5.1250000000 (       591756.53 /
591756.53 );       591756.53                      0.2500000000 0.2500000000
354:6     354:6       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    79   12
SYNC_INT     10.1250000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.1250000000
GROUP 4       TEASER

M        24    "4"       WL    00    WAC       4.9157369709 (      2759696.84 /
2759696.84 );      2759696.84                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    83   12
SYNC_INT      9.9157369709    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.9157369709
GROUP 4       TEASER
M        25    "4"       WL    00    WAC       5.2833159935 (     25611364.13 /
25611364.13 );     25611364.13                      0.2500000000 0.2500000000
358:1     358:1       359 NO_CHECK ARM LIBOR_1YR         2.2500000000    84   12
SYNC_INT     10.2833159935    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.2833159935
GROUP 4       TEASER
M        26    "4"       WL    00    WAC       5.6587627604 (     13293411.00 /
13293411.00 );     13293411.00                      0.2500000000 0.2500000000
354:0     354:0       354 NO_CHECK ARM LIBOR_1YR         2.2500000000    85   12
SYNC_INT     10.6587627604    2.0000000000    2.2500000000         0      0
INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.6587627604
GROUP 4       TEASER

! B04G_ROLL.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.212 , subroutines 3.0g1
!! 07/12/2004 9:32 AM
!
! Modeled in the Intex CMO Modeling Language, (B000BDB448D23)
! which is copyright (c) 2004 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
 COLLAT_GROUPS 1 2 3 4

!
!
  DEFINE CONSTANT #OrigCollBal = 1013644196.48
  DEFINE CONSTANT #OrigCollBal1 = 129213120.01
  DEFINE CONSTANT #OrigCollBal2 = 631543065.69
  DEFINE CONSTANT #OrigCollBal3 = 208702441.07
  DEFINE CONSTANT #OrigCollBal4 = 44185569.71

!
  DEFINE CONSTANT #OrigBondBal = 1013644196.48
  DEFINE CONSTANT #OrigBondBal1 = 129213120.01
  DEFINE CONSTANT #OrigBondBal2 = 631543065.69
  DEFINE CONSTANT #OrigBondBal3 = 208702441.07
  DEFINE CONSTANT #OrigBondBal4 = 44185569.71

!
  DEFINE #BondBal1       = 157517196.48
  DEFINE #BondBal2       = 643772096.48
  DEFINE #BondBal3       = 234462096.48
  DEFINE #BondBal4       = 75210096.48
  DEFINE #BondBal        = 1110961485.92
!
   FULL_DEALNAME:    b04g_roll

!
   DEAL SIZE:            $ 1013644196.48
   PRICING SPEED:        20% CPR
!  ISSUE DATE:           20040701
   SETTLEMENT DATE:      20040729
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%","SHIFT4%"
!
  TRUSTEE_FEE    GROUP 1     0.002
!
  TRUSTEE_FEE    GROUP 2     0.002
!
  TRUSTEE_FEE    GROUP 3     0.002
!
  TRUSTEE_FEE    GROUP 4     0.002
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040701 _
       DEAL_FIRSTPAY_DATE         20040825
!
!
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL
  * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) /
  COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) /
  COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) /
  COLL_PREV_BAL(3) * 1200
  DEFINE DYNAMIC STICKY #NetRate4 = ( COLL_I_MISC("COUPON",4) ) /
  COLL_PREV_BAL(4) * 1200

!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
    36.1   20%
    96.1   30%
   108.1   35%
   120.1   40%
   132.1   45%
   144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS1" (6, 2) = "MONTH" "PCT"
    72.1   30%
    84.1   35%
    96.1   40%
   108.1   45%
   120.1   50%
   144.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
    36.1   20%
    96.1   30%
   108.1   35%
   120.1   40%
   132.1   45%
   144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS2" (6, 2) = "MONTH" "PCT"
    72.1   30%
    84.1   35%

    96.1   40%
   108.1   45%
   120.1   50%
   144.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
    36.1   20%
    96.1   30%
   108.1   35%
   120.1   40%
   132.1   45%
   144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS3" (6, 2) = "MONTH" "PCT"
    72.1   30%
    84.1   35%
    96.1   40%
   108.1   45%
   120.1   50%
   144.1   50%
!
  DEFINE TABLE "SI_LOSSA4" (6, 2) = "MONTH" "SHIFTR"
    36.1   20%
    96.1   30%
   108.1   35%
   120.1   40%
   132.1   45%
   144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS4" (6, 2) = "MONTH" "PCT"
    72.1   30%
    84.1   35%
    96.1   40%
   108.1   45%
   120.1   50%
   144.1   50%
!
  DEFINE #COUPON_SUBS = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR          2.25
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "RESID", "1A1", "2A1", "GMC_2A1", "2A2", "GMC_2A2", "2A3", "GMC_2A3", "2A4", "GMC_2A4", "2A5",
"GMC_2A5", "2A6", "GMC_2A6", "2A7", "3A1", "4A1", "SUBS", "2WAC-IO", "1-IO",
"4IO", "2IO"
!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block 4135020.01 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.22 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 20210065.69 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-0.154722 ELSE COLL_NETRATE(2))

     0     999
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 6679441.07 FLOAT GROUP 3 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040701 Next 20040825
    ( #NetRate3 )
     0     999

!
Tranche "SUBORD_4" MODELING EXCHANGE
   Block 1414569.71 GROUP 4  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
     (IF CURMONTH LE 83 THEN COLL_NETRATE(4)-.11 ELSE COLL_NETRATE(4))
     0     999
!
Tranche "RESID" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE
          _ Delay 24 Dated 20040701 Next 20040825

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.22 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT

   Block  125078000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.22 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT_NO
   Block  64211000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040725 Next 20040825
     (IF CURMONTH LE 59 THEN Min(2.495,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE
     (2))0     999
!
Tranche "GMC_2A1"  EXCHANGE SEN_GMC_FLT
   Block 64211000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0  Dated 20040725  Next 20040825
     (IF CURMONTH LE 59 THEN Min(2.495,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE
     (2))0     999
!
Tranche "2A2" SEN_FLT_NO
   Block  27972000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040725 Next 20040825
     (IF CURMONTH LE 59 THEN min(3.45,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "GMC_2A2"  EXCHANGE SEN_GMC_FLT
   Block 27972000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0  Dated 20040725  Next 20040825
     (IF CURMONTH LE 59 THEN min(3.45,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A3" SEN_FLT_NO
   Block  48197000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 59 THEN min(4.26,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE(2))

     0     999
!
Tranche "GMC_2A3"  EXCHANGE SEN_GMC_FLT
   Block 48197000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
     (IF CURMONTH LE 59 THEN min(4.26,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A4" SEN_FLT_NO
   Block  35741000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 59 THEN min(4.604,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE
     (2))0     999
!
Tranche "GMC_2A4"  EXCHANGE SEN_GMC_FLT
   Block 35741000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
     (IF CURMONTH LE 59 THEN min(4.604,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE
     (2))0     999
!
Tranche "2A5" SEN_FLT_NO
   Block  36212000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 59 THEN min(4.65,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "GMC_2A5"  EXCHANGE SEN_GMC_FLT
   Block 36212000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
     (IF CURMONTH LE 59 THEN min(4.65,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A6" SEN_FLT_NO
   Block  99000000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 59 THEN min(4.61,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "GMC_2A6"  EXCHANGE SEN_GMC_FLT
   Block 99000000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
     (IF CURMONTH LE 59 THEN min(4.61,COLL_NETRATE(2)-.14) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A7" SEN_FLT
   Block  300000000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.17 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_WAC
   Block 202023000.00 FLOAT GROUP 3 _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040701 Next 20040825
    ( #NetRate3 )

     0     999

!
Tranche "4A1" SEN_FLT
   Block  42771000.00 GROUP 4 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040701 Next 20040825
     (IF CURMONTH LE 83 THEN COLL_NETRATE(4)-.11 ELSE COLL_NETRATE(4))
     0     999
!
Tranche "SUBS" JUN_WAC
   Block 32439096.48 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040701 Next
          20040825
     ( #COUPON_SUBS )
    0    999

!
Tranche "2WAC-IO" SEN_FLT_IO
   Block 311333000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A1#1"&"2A2#1"&"2A3#1"&"2A4#1"&"2A5#1"&"2A6#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
     (IF CURMONTH LE 59 THEN
((COLL_NETRATE(2)-0.14)*BBAL("2A1","2A2","2A3","2A4","2A5","2A6")-COUPON("2A1")
*BBAL("2A1")  - COUPON("2A2")*BBAL("2A2") - COUPON("2A3")*BBAL("2A3") - COUPON
("2A4")*BBAL("2A4")- COUPON("2A5")*BBAL("2A5")- COUPON("2A6")*BBAL("2A6"))/BBAL
("2A1","2A2","2A3","2A4","2A5","2A6") else 0)
     0     999
!
Tranche "1-IO" SEN_IO
   Block 129213120.01 at 0.22 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("RESID#1","1A1#1","SUBORD_1#1") ELSE 0 ); _ END ( IF CURMONTH LT

35 THEN BBAL("RESID#1","1A1#1","SUBORD_1#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
!
Tranche "4IO" SEN_IO
   Block 44185569.71 at 0.11 GROUP 4 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN
BBAL("4A1#1","SUBORD_4#1") ELSE 0 ); _ END ( IF CURMONTH LT 83 THEN BBAL ("4A1#1","SUBORD_4#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
!
Tranche "2IO" SEN_IO
   Block 631543065.69 at 0.154722 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","SUBORD_2#1")
ELSE 0 ); _
END ( IF CURMONTH LT 59 THEN
   BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","SUBORD_2#1")
ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040701  Next 20040825
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _

   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
DEFINE PSEUDO_TRANCHE COLLAT GROUP 4 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040729
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
!
ifdef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!
  CLASS "1-IO"      NO_BUILD_TRANCHE _
                    = "1-IO"
  CLASS "RESID"     NO_BUILD_TRANCHE _
                    = "RESID"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "2IO"       NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2WAC-IO"   NO_BUILD_TRANCHE _
                    = "2WAC-IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _
                    = "2A3"
  CLASS "2A4"       NO_BUILD_TRANCHE _
                    = "2A4"
  CLASS "2A5"       NO_BUILD_TRANCHE _
                    = "2A5"
  CLASS "2A6"       NO_BUILD_TRANCHE _
                    = "2A6"
  CLASS "2A7"       NO_BUILD_TRANCHE _
                    = "2A7"
  CLASS "3A1"       NO_BUILD_TRANCHE _
                    = "3A1"
  CLASS "4IO"       NO_BUILD_TRANCHE _
                    = "4IO"
  CLASS "4A1"       NO_BUILD_TRANCHE _
                    = "4A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "SUBORD_4"  DISTRIB_CLASS RULES _
                    = "SUBORD_4"
  CLASS "SEQ"       DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
                    = "2A1" "2A2" "2A3" "2A4" "2A5" "2A6"
  CLASS "PT"_
                    = "2A7"
  CLASS "SUBS"      NO_BUILD_TRANCHE _
                    = "SUBS", _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3" "SUBORD_4"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal1); _
                    = "RESID" "1A1"  "1-IO", SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal2); _

                    = "SEQ" "PT" "2WAC-IO"  "2IO", SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_3"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal3); _
                    = "3A1" , SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_4"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal4); _
                    = "4A1"  "4IO", SUPPORT_CLASSES = "SUBS"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "SNR_3" "SUBORD_3"
  CLASS "GRP4" _
                 DISTRIB_CLASS RULES _
                   = "SNR_4" "SUBORD_4"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3" "GRP4"
!
  GROUP 0       ROOT      = 1 2 3 4
!
  CLASS "GMC_2A1"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A1#1"
  CLASS "GMC_2A2"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A2#1"
  CLASS "GMC_2A3"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A3#1"
  CLASS "GMC_2A4"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A4#1"
  CLASS "GMC_2A5"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A5#1"
  CLASS "GMC_2A6"                PSEUDO NO_BUILD_TRANCHE = "GMC_2A6#1"
  CLASS "GMC_2A7"                PSEUDO NO_BUILD_TRANCHE = "2A7"
!
  CLASS "GMC_SEQ" PSEUDO = "GMC_2A1" "GMC_2A2" "GMC_2A3" "GMC_2A4" "GMC_2A5" "GMC_2A6"
  CLASS "GMC_PT" PSEUDO = "GMC_2A7"
  CLASS "GMC_SNR_2" PSEUDO = "GMC_SEQ" "PT" "2WAC-IO"  "2IO"
!
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"    Delay 24  Dated 20040701 Next 20040825
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1" Delay 24 Dated 20040701 Next 20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"    Delay 24  Dated 20040701 Next 20040825
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2" Delay 24 Dated 20040701 Next 20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_3"    Delay 24  Dated 20040701 Next 20040825
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3" Delay 24 Dated 20040701 Next 20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_4"    Delay 24  Dated 20040701 Next 20040825
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_4" Delay 24  Dated 20040701 Next 20040825

DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SEQ"      Delay 24  Dated 20040701  Next 20040825
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "PT"       Delay 24  Dated 20040701  Next 20040825
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "GMC_SEQ"      Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
  DEFINE PSEUDO_TRANCHE CLASS "GMC_PT"       Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
  DEFINE PSEUDO_TRANCHE CLASS "GMC_SNR_2"    Delay 24  Dated 20040701  Next
20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
  DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA1", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS1", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
  DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA2", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS2", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
  DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA3", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS3", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal4 = #OrigCollBal4 - ORIG_BBAL("SNR_4")
  DEFINE DYNAMIC STICKY #SubBal4 = MAX(0, COLL_PREV_BAL(4) - BBAL("SNR_4")) DEFINE DYNAMIC STICKY #ReduceTestA4 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA4", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct4 =   LOOKUP_TBL( "STEP", CURMONTH ,
"SI_2TIMESLOSS4", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #TotSubBalAgg = #SubBal1 + #SubBal2 + #SubBal3 +
  #SubBal4
  DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3 + #OrigSubBal4
!
TRIGGER "CumLoss1" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
        TARGETVAL       ( #ReduceTestA1 ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger1" _
        FULL_NAME   "Shifting Interest Group 1 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _

                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss1","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss1" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
        TARGETVAL       ( #Sub2TimesLossPct1 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger1" _
        FULL_NAME   "Sub Two Times Group 1 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss1","TRIGVAL"));
!
!
TRIGGER "CumLoss2" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
        TARGETVAL       ( #ReduceTestA2 ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger2" _
        FULL_NAME   "Shifting Interest Group 2 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss2","TRIGVAL"));

!
!
TRIGGER "TwoTimesCumLoss2" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
        TARGETVAL       ( #Sub2TimesLossPct2 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger2" _
        FULL_NAME   "Sub Two Times Group 2 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss2","TRIGVAL"));
!
!
TRIGGER "CumLoss3" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
        TARGETVAL       ( #ReduceTestA3 ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger3" _
        FULL_NAME   "Shifting Interest Group 3 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss3","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss3" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
        TARGETVAL       ( #Sub2TimesLossPct3 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF

                                     Page 12
!

TRIGGER "TwoTimesTrigger3" _
        FULL_NAME   "Sub Two Times Group 3 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss3","TRIGVAL"));
!
!
TRIGGER "CumLoss4" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(4)/#OrigSubBal4); _
        TARGETVAL       ( #ReduceTestA4 ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger4" _
        FULL_NAME   "Shifting Interest Group 4 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss4","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss4" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(4)/#OrigSubBal4); _
        TARGETVAL       ( #Sub2TimesLossPct4 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger4" _
        FULL_NAME   "Sub Two Times Group 4 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            72           30%;  _
                            84           35%;  _

                            96           40%;  _
                            108          45%;  _
                            120          50%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss4","TRIGVAL"));
!
!
  DEFINE DYNAMIC #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4")
* 36000 / NDAYS_ACCRUE_INT("SUBS#1")
!

 OPTIONAL REDEMPTION:   "Grp_1_Roll" _
                        DATE 20070601 _
                        TARGET GROUP 1 _
                        PRICE_P ( COLL_BAL(1) ); _
                        DISTR_P RULES "OPTR_GROUP_1"
!
 OPTIONAL REDEMPTION:   "Grp_2_Roll" _
                        DATE 20090601 _
                        TARGET GROUP 2 _
                        PRICE_P ( COLL_BAL(2) ); _
                        DISTR_P RULES "OPTR_GROUP_2"
!
 OPTIONAL REDEMPTION:   "Grp_3_Roll" _
                        DATE 20090601 _
                        TARGET GROUP 3 _
                        PRICE_P ( COLL_BAL(3) ); _
                        DISTR_P RULES "OPTR_GROUP_3"
!
 OPTIONAL REDEMPTION:   "Grp_4_Roll" _
                        DATE 20110601 _
                        TARGET GROUP 4 _
                        PRICE_P ( COLL_BAL(4) ); _
                        DISTR_P RULES "OPTR_GROUP_4"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 4 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _

               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate :  #OrigSenPct4  = ORIG_BBAL("SNR_4") / #OrigCollBal4
!
   calculate :  #SenPct4 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_4") / COLL_PREV_BAL(4)) _
               ELSE 1
!
   calculate : #ShiftTest1 = NOT TRIGGER("ShiftTrigger1")
   calculate : #ShiftTest2 = NOT TRIGGER("ShiftTrigger2")
   calculate : #ShiftTest3 = NOT TRIGGER("ShiftTrigger3")
   calculate : #ShiftTest4 = NOT TRIGGER("ShiftTrigger4")
!
   calculate :  #Sub2TimesTrigger1 = NOT TRIGGER("TwoTimesTrigger1")
!
   calculate :  #Sub2TimesTrigger2 = NOT TRIGGER("TwoTimesTrigger2")
!
   calculate :  #Sub2TimesTrigger3 = NOT TRIGGER("TwoTimesTrigger3")
!
   calculate :  #Sub2TimesTrigger4 = NOT TRIGGER("TwoTimesTrigger4")
   calculate : #Sub2TimesTriggerAgg = #Sub2TimesTrigger1 AND #Sub2TimesTrigger2 AND #Sub2TimesTrigger3 AND #Sub2TimesTrigger4
!
   calculate:   #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3",
"SUBORD_4") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3", "SNR_4", "SUBORD_4") _
                                    GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3", "SUBORD_4")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3", "SNR_4", "SUBORD_4") AND _
                                    #Sub2TimesTriggerAgg
!
   calculate : #SenPctFailAgg = (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) OR (#SenPct4 > #OrigSenPct4)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _

   (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
   calculate :  #SenPrep4 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct4 + SHIFT%(4) * (1-#SenPct4), _
   Reduce_SHIFT%_when GROUP 4 STICKY_PASS FAILVAL_PRIOREND _ (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3 AND #ShiftTest4)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (1-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate :  #SenPrep4 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct4 + (50% * (1-#SenPct4)) _
                        ELSE #SenPct4 _
                   ELSE #SenPrep4
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
   calculate : #SENRECOV4 = #SenPrep4 * DELINQ_RECOVER(4)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _

  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT #PRP11 = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT #PRP22 = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT #SCH33 = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT #PRP33 = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT #REC33 = #SENRECOV3
!
 calculate:  "SNR_4" _
  NO_CHECK SCHEDULED     GROUP 4  FRACTION LIMIT #SCH44 = #SenPct4 , _
  NO_CHECK PREPAY        GROUP 4  FRACTION LIMIT #PRP44 = #SenPrep4 , _
  NO_CHECK RECOVER       GROUP 4  AMOUNT   LIMIT #REC44 = #SENRECOV4
!
  calculate : #SenSchedAlloc1 = #SCH11 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1 = #PRP11 * COLL_P_PREPAY(1)
  calculate : #SenRecoverAlloc1 = #REC11
  calculate : #SenSchedAlloc2 = #SCH22 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2 = #PRP22 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = #REC22
  calculate : #SenSchedAlloc3 = #SCH33 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3 = #PRP33 * COLL_P_PREPAY(3)
  calculate : #SenRecoverAlloc3 = #REC33
  calculate : #SenSchedAlloc4 = #SCH44 * COLL_P_SCHED(4)
  calculate : #SenPrepayAlloc4 = #PRP44 * COLL_P_PREPAY(4)
  calculate : #SenRecoverAlloc4 = #REC44
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched4 = MAX( 0, COLL_P_SCHED(4) - #SenSchedAlloc4 ) calculate : #SubPrepay4 = MAX( 0, COLL_P_PREPAY(4) - #SenPrepayAlloc4 ) calculate : #SubRecov4 = MAX( 0, DELINQ_RECOVER(4) - #SenRecoverAlloc4 )
!
 calculate:  "SUBORD_4" _

  NO_CHECK SCHEDULED     GROUP 4  AMOUNT             = #SubSched4 , _
  NO_CHECK PREPAY        GROUP 4  AMOUNT             = #SubPrepay4 , _
  NO_CHECK RECOVER       GROUP 4  AMOUNT             = #SubRecov4
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 + #SubSched4 calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 + #SubRecov4 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3 + #SubPrepay4
!
 calculate:  "SUBS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4") calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4") calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4") calculate : #ExcessSub4 = #ExcessSub * BBAL("SNR_4") / BBAL("SNR_1","SNR_2","SNR_3","SNR_4")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "SNR_3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
  calculate : "SNR_4" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS4 = #ExcessSub4
!
   calculate : #SubExcessSub1 = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1) calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1 calculate : #RemSubOptPrinc1 = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1 calculate : #SubExcessSub2 = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2) calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2 calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2 calculate : #SubExcessSub3 = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3) calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3 calculate : #RemSubOptPrinc3 = OPTIMAL_PRINCPMT("SUBORD_3") - #SubExcessSub3 calculate : #SubExcessSub4 = MIN(OPTIMAL_PRINCPMT("SUBORD_4"), #VS4) calculate : #RemSubExcessSub4 = #VS4 - #SubExcessSub4 calculate : #RemSubOptPrinc4 = OPTIMAL_PRINCPMT("SUBORD_4") - #SubExcessSub4 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 +
#RemSubExcessSub3 + #RemSubExcessSub4
   calculate : #RemSubOptPrinc = #RemSubOptPrinc1 + #RemSubOptPrinc2 + #RemSubOptPrinc3 + #RemSubOptPrinc4
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
   calculate : #TotSubExcessSub4 = -1 * (#SubExcessSub4 + #RemSubExcessSub * #RemSubOptPrinc4/#RemSubOptPrinc)

!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
  calculate : "SUBORD_4" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub4
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_4" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_4" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_4" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_4" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_4" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
         pay : CLASS INTEREST PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
         pay : CLASS INTSHORT PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_4" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4" )
         pay : CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay : CLASS INTEREST PRO_RATA ( "RESID"; "1A1"; "1-IO" ) pay : CLASS INTSHORT PRO_RATA ( "RESID"; "1A1"; "1-IO" )

------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "RESID", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "RESID" )
         pay :  SEQUENTIAL ( "RESID#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "SEQ"; "PT"; "2IO"; "2WAC-IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SEQ"; "PT"; "2IO"; "2WAC-IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "SEQ" ; "PT" )
------------------------------------
!
        from :  CLASS ( "SEQ" )
         pay : CLASS INTEREST PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4"; "2A5"; "2A6" )
         pay : CLASS INTSHORT PRO_RATA ( "2A1"; "2A2"; "2A3"; "2A4";
         "2A5"; "2A6" )
------------------------------------
        from :  CLASS ( "SEQ" )
         pay : CLASS BALANCE SEQUENTIAL ( "2A1", "2A2", "2A3", "2A4", "2A5", "2A6" )
------------------------------------
!
        from :  CLASS ( "PT" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A7" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A7" )
------------------------------------
        from :  CLASS ( "PT" )
         pay :  CLASS BALANCE PRO_RATA ( "2A7" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
        from :  CLASS ( "2A4" )
         pay :  SEQUENTIAL ( "2A4#1" )
------------------------------------
        from :  CLASS ( "2A5" )
         pay :  SEQUENTIAL ( "2A5#1" )
------------------------------------
        from :  CLASS ( "2A6" )
         pay :  SEQUENTIAL ( "2A6#1" )
------------------------------------
        from :  CLASS ( "2A7" )
         pay :  SEQUENTIAL ( "2A7#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
!
        from :  CLASS ( "SNR_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "3A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "3A1" )
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "3A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "3A1" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1")
------------------------------------
!
        from :  CLASS ( "SNR_4" )
         pay :  CLASS INTEREST PRO_RATA  ( "4A1"; "4IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "4A1"; "4IO" )
------------------------------------
        from :  CLASS ( "SNR_4" )
         pay :  CLASS BALANCE PRO_RATA ( "4A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "4A1" )
         pay :  SEQUENTIAL ( "4A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) )
         pay :  SEQUENTIAL ( "SUBORD_4#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBS =
PRINCPMT("SUBORD_1#1","SUBORD_2#1","SUBORD_3#1", "SUBORD_4#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" ) subject to : CEILING ( #P_SUBS )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SUBS" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("SUBS#1") - BBAL("SUBS")
   calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate : #SubPrinc2 = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate : #SubPrinc3 = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
   calculate : #SubPrinc4    = BBAL ("SUBORD_4#1") - BBAL ("SUBORD_4")
   calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3 + #SubPrinc4 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg calculate : #PrincReduce4 = #PrincReduce * #SubPrinc4 / #SubPrincAgg

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc4 - #PrincReduce4 ) )
         pay :  SEQUENTIAL ( "SUBORD_4#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL
( "RESID#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1" ) -
COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
   calculate : #ReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL( "4A1#1", "SUBORD_4#1" ) - COLL_BAL(4)))
   calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 + #ReduceSubord3 + #ReduceSubord4
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "RESID#1", "1A1#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1",
"SUBORD_2#1" )))

------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #ReduceSubord4 )
------------------------------------
   calculate : #IncreaseSubord4 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(4) - BBAL( "4A1#1", "SUBORD_4#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_4#1", BY #IncreaseSubord4 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL(1,2,3,4))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL(1,2,3,4))))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL(1,2,3,4))))
   calculate : #MoreReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL("SUBORD_4#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1") * ( BBAL("RESID#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1", "4A1#1", "SUBORD_4#1") - COLL_BAL(1,2,3,4))))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #MoreReduceSubord4 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "RESID#1", "1A1#1", "SUBS#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1" ) -
COLL_BAL(1,2,3,4))

------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "RESID#1", "1A1#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1",
"2A7#1", "3A1#1", "4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1",
"2A5#1", "2A6#1", "2A7#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1", "4A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "RESID#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1",
"4A1#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown4 = MAX(0, BBAL( "4A1#1" ) / BBAL( "RESID#1",
"1A1#1",

"2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "3A1#1",
"4A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("RESID#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    =
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1", "2A6#1","2A7#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
   calculate : #BondBal4    = BBAL("4A1#1","SUBORD_4#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2 + #BondBal3 + #BondBal4
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A1#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A1#1") - BBAL("2A1#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A1#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A1#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A1#1") * COUPON("2A1#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A2#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A2#1") - BBAL("2A2#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A2#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A2#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A2#1") * COUPON("2A2#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A3#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A3#1") - BBAL("2A3#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A3#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A3#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A3#1") * COUPON("2A3#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A4#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A4#1") - BBAL("2A4#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A4#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A4#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A4#1") * COUPON("2A4#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A5#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A5#1") - BBAL("2A5#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A5#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A5#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A5#1") * COUPON("2A5#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("2A6#1")) )
         pay :  INTEREST SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A6#1") - BBAL("2A6#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A6#1")
------------------------------------
!

ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A6#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A6#1") * COUPON("2A6#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A6#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
 calculate: #CallBalGrp4 = COLL_BAL(4)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "RESID#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate :  #WriteDown1 = BBAL("GRP1")
------------------------------------
   calculate :  #WD_SUBORD_1 = MIN(BBAL("SUBORD_1#1"), #Writedown1)
   calculate :  #Writedown1 = #Writedown1 - #WD_SUBORD_1
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_1 )
         pay :  DECREMENT( BALANCE "SUBORD_1#1", BY #WD_SUBORD_1 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1",
"2A6#1", "2A7#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A1#1") - BBAL("2A1#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A1#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A1#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A1#1")) )
         pay :  SEQUENTIAL ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A1#1") * COUPON("2A1#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A2#1") - BBAL("2A2#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A2#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A2#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A2#1")) )
         pay :  SEQUENTIAL ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A2#1") * COUPON("2A2#1") / 1200 * 0 / 30) )
         pay :  AS_INTEREST ("GMC_2A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A3#1") - BBAL("2A3#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A3#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A3#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A3#1")) )
         pay :  SEQUENTIAL ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A3#1") * COUPON("2A3#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A4#1") - BBAL("2A4#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A4#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A4#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A4#1")) )
         pay :  SEQUENTIAL ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A4#1") * COUPON("2A4#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A5#1")) )
         pay :  SEQUENTIAL ("GMC_2A5#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A5#1") - BBAL("2A5#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A5#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A5#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to : CEILING ( (BBAL("GMC_2A5#1")) ) pay : SEQUENTIAL ("GMC_2A5#1")

------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A5#1") * COUPON("2A5#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
   calculate :  #GMCWD = BBAL("GMC_2A6#1") - BBAL("2A6#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("GMC_2A6#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "GMC_2A6#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("GMC_2A6#1")) )
         pay :  SEQUENTIAL ("GMC_2A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("2A6#1") * COUPON("2A6#1") / 1200 * 24 / 30) )
         pay :  AS_INTEREST ("GMC_2A6#1")
------------------------------------
   calculate : #WriteDown2 = BBAL("GRP2")
------------------------------------
   calculate :  #WD_SUBORD_2 = MIN(BBAL("SUBORD_2#1"), #Writedown2)
   calculate :  #Writedown2 = #Writedown2 - #WD_SUBORD_2
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_2 )
         pay :  DECREMENT( BALANCE "SUBORD_2#1", BY #WD_SUBORD_2 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1";
"2A5#1"; "2A6#1"; "2A7#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown3 = BBAL("GRP3")
------------------------------------
   calculate :  #WD_SUBORD_3 = MIN(BBAL("SUBORD_3#1"), #Writedown3)
   calculate :  #Writedown3 = #Writedown3 - #WD_SUBORD_3
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_3 )
         pay :  DECREMENT( BALANCE "SUBORD_3#1", BY #WD_SUBORD_3 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_4"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp4)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP4" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP4" )
------------------------------------
        from :  CLASS ( "GRP4" )
         pay :  SEQUENTIAL ( "4A1#1" )
------------------------------------
        from :  CLASS ( "GRP4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_4" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_4#1")-BBAL("SUBORD_4")) )
         pay :  SEQUENTIAL ( "SUBORD_4#1" )
------------------------------------
        from :  CLASS ( "SUBORD_4" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown4 = BBAL("GRP4")
------------------------------------
   calculate :  #WD_SUBORD_4 = MIN(BBAL("SUBORD_4#1"), #Writedown4)
   calculate :  #Writedown4 = #Writedown4 - #WD_SUBORD_4
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_4 )
         pay :  DECREMENT( BALANCE "SUBORD_4#1", BY #WD_SUBORD_4 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT3%"

Declare
SHIFTINT GROUP 3
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
Schedule "SHIFT4%"
Declare
SHIFTINT GROUP 4
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040701    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
      Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
      Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "1"       WL    00    WAC       4.0545315239 (      1134162.83 /
1134162.83 );      1134162.83                      0.3750000000 0.3750000000
255:4     255:4       259 NO_CHECK ARM LIBOR_1YR         2.2500000000    33   12
SYNC_INT     10.0545315239    2.0000000000    2.2500000000         0      0
                                         GROUP 1       TEASER
M        2     "1"       WL    00    WAC       4.1250000000 (       317046.03 /
317046.03 );       317046.03                      0.3750000000 0.3750000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    34   12
SYNC_INT     10.1250000000    2.0000000000    2.2500000000         0      0
                                         GROUP 1       TEASER
M        3     "1"       WL    00    WAC       3.9337789872 (      3040305.96 /
3040305.96 );      3040305.96                      0.3750000000 0.3750000000
316:2     316:2       318 NO_CHECK ARM LIBOR_1YR         2.2500000000    35   12
SYNC_INT      9.9337789872    2.0000000000    2.2500000000         0      0
                                         GROUP 1       TEASER
M        4     "1"       WL    00    WAC       4.5669493942 (     86870916.55 /
86870916.55 );     86870916.55                      0.3750000000 0.3750000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    36   12
SYNC_INT     10.5669493942    2.0000000000    2.2500000000         0      0
                                         GROUP 1       TEASER
M        5     "1"       WL    00    WAC       4.9049677441 (     37850688.64 /
37850688.64 );     37850688.64                      0.3750000000 0.3750000000
358:0     358:0       358 NO_CHECK ARM LIBOR_1YR         2.2500000000    37   12
SYNC_INT     10.9049677441    2.0000000000    2.2500000000         0      0
                                         GROUP 1       TEASER
M        6     "2"       WL    00    WAC       5.0000000000 (       746372.73 /
746372.73 );       746372.73                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12
SYNC_INT     10.0000000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        7     "2"       WL    00    WAC       4.2600093583 (      2355919.64 /

2355919.64 );      2355919.64                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.2600093583    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "2"       WL    00    WAC       4.3988056085 (      8711279.75 /
8711279.75 );      8711279.75                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12
SYNC_INT      9.3988056085    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "2"       WL    00    WAC       4.8795993262 (    159426715.45 /
159426715.45 );    159426715.45                      0.2500000000 0.2500000000
353:1     353:1       354 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.8795993262    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        10    "2"       WL    00    WAC       5.3311638425 (     74590545.00 /
74590545.00 );     74590545.00                      0.2500000000 0.2500000000
358:0     358:0       358 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3311638425    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        11    "2-IO"    WL    00    WAC       4.5421219091 (      1739000.00 /
1739000.00 );      1739000.00                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12
SYNC_INT      9.5421219091    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        12    "2-IO"    WL    00    WAC       4.4098710938 (      1566776.35 /
1566776.35 );      1566776.35                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.4098710938    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "2-IO"    WL    00    WAC       4.6045135028 (      4307116.26 /
4307116.26 );      4307116.26                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12
SYNC_INT      9.6045135028    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "2-IO"    WL    00    WAC       4.9720426543 (    245591085.28 /
245591085.28 );    245591085.28                      0.2500000000 0.2500000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.9720426543    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "2-IO"    WL    00    WAC       5.3061120175 (    132508255.23 /
132508255.23 );    132508255.23                      0.2500000000 0.2500000000
360:0     360:0       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3061120175    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        16    "3-IO"    WL    00    WAC       4.6016333712 (       581223.07 /
581223.07 );       581223.07                      0.2500000000 0.2500000000
356:4     356:4       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    57   12
SYNC_INT      9.6016333712    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        17    "3-IO"    WL    00    WAC       4.5033109929 (      3042798.74 /
3042798.74 );      3042798.74                      0.2500000000 0.2500000000
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    58   12
SYNC_INT      9.5033109929    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        18    "3-IO"    WL    00    WAC       4.3811717456 (     18967769.34 /
18967769.34 );     18967769.34                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    59   12
SYNC_INT      9.3811717456    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        19    "3-IO"    WL    00    WAC       4.9946345595 (    125875373.37 /
125875373.37 );    125875373.37                      0.2500000000 0.2500000000
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    60   12
SYNC_INT      9.9946345595    2.0000000000    2.2500000000         0      0

INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        20    "3-IO"    WL    00    WAC       5.3468855122 (     60235276.55 /
60235276.55 );     60235276.55                      0.2500000000 0.2500000000
360:0     360:0       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    61   12
SYNC_INT     10.3468855122    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 3       TEASER
M        21    "4"       WL    00    WAC       4.5014881935 (       750276.26 /
750276.26 );       750276.26                      0.2500000000 0.2500000000
350:10    350:10       360 NO_CHECK ARM LIBOR_1YR        2.2500000000    75   12
SYNC_INT      9.5014881935    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        22    "4"       WL    00    WAC       4.7183301183 (      1179064.95 /
1179064.95 );      1179064.95                      0.2500000000 0.2500000000
351:9     351:9       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    76   12
SYNC_INT      9.7183301183    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        23    "4"       WL    00    WAC       5.1250000000 (       591756.53 /
591756.53 );       591756.53                      0.2500000000 0.2500000000
354:6     354:6       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    79   12
SYNC_INT     10.1250000000    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        24    "4"       WL    00    WAC       4.9157369709 (      2759696.84 /
2759696.84 );      2759696.84                      0.2500000000 0.2500000000
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR         2.2500000000    83   12
SYNC_INT      9.9157369709    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        25    "4"       WL    00    WAC       5.2833159935 (     25611364.13 /
25611364.13 );     25611364.13                      0.2500000000 0.2500000000
358:1     358:1       359 NO_CHECK ARM LIBOR_1YR         2.2500000000    84   12
SYNC_INT     10.2833159935    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER
M        26    "4"       WL    00    WAC       5.6587627604 (     13293411.00 /
13293411.00 );     13293411.00                      0.2500000000 0.2500000000
354:0     354:0       354 NO_CHECK ARM LIBOR_1YR         2.2500000000    85   12
SYNC_INT     10.6587627604    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000                            GROUP 4       TEASER

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-G $981,205,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

July 12, 2004

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------------------------------------------
                                                      To Roll/(1)/
--------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                          Est.   Est. Prin.   Maturity to               Expected
                Approx.                                   WAL      Window      Roll @ 20    Delay       Ratings
Class          Size/(3)/     Interest - Principal Type   (yrs)      (mos)        20 CPR      Days   (Fitch/ Moody's)
--------------------------------------------------------------------------------------------------------------------
Offered Certificates
1-A-1        $125,078,000   Variable - Pass-thru/(4)/     2.08     1 - 35       06/25/07      24        AAA / Aaa
2-A-1/(2)/     64,211,000   Variable - Sequential/(5)/    0.50     1 - 12       07/25/05       0        AAA / Aaa
2-A-2/(2)/     27,972,000   Variable - Sequential/(5)/    1.25     12 - 18      01/25/06       0        AAA / Aaa
2-A-3/(2)/     48,197,000   Variable - Sequential/(5)/    2.00     18 - 31      02/25/07      24        AAA / Aaa
2-A-4/(2)/     35,741,000   Variable - Sequential/(5)/    3.00     31 - 42      01/25/08      24        AAA / Aaa
2-A-5/(2)/     36,212,000   Variable - Sequential/(5)/    4.16     42 - 59      06/25/09      24        AAA / Aaa
2-A-6/(2)/     99,000,000   Variable - Sequential/(5)/    4.91     59 - 59      06/25/09      24        AAA / Aaa
2-A-7         300,000,000   Variable - Pass-thru/(6)/     2.91     1 - 59       06/25/09      24        AAA / Aaa
3-A-1         202,023,000   Variable - Pass-thru/(7)/     2.95     1 - 59       06/25/09      24        AAA / Aaa
4-A-1          42,771,000   Variable - Pass-thru/(8)/     3.34     1 - 83       06/25/11      24        AAA / Aaa

Not Offered Hereunder
B-1          $ 14,193,000                                                                                  N.A.
B-2             7,096,000                                                                                  N.A.
B-3             4,054,000                                                                                  N.A.
B-4             2,534,000                                                                                  N.A.
B-5             1,521,000                                                                                  N.A.
B-6             3,041,096                                                                                  N.A.
1-A-R                 100                                                                                  N.A.
1-IO              TBD         Fixed -Interest Only                                                         N.A.
2-IO              TBD         Fixed -Interest Only                                                         N.A.
2-A-IO            TBD       Variable -Interest Only                                                        N.A.
4-IO              TBD         Fixed -Interest Only                                                         N.A.
--------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A, and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007, June 2009, June 2009 and June 2011, respectively.

/(2)/ The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and
     Class 2-A-6 Certificates (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described herein).

/(3)/ Class sizes are subject to change.

/(4)/ For each Distribution Date occurring prior to July 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to July 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]%, [ ]%, [ ]% and [ ]% for the
     Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after July 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring prior to July 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2009, interest will accrue on the Class 2-A-7 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date occurring prior to July 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2011, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------------------
                                                      To Maturity
----------------------------------------------------------------------------------------------------------------------
                                                          Est.   Est. Prin.      Expected                 Expected
                Approx.                                   WAL      Window         Final       Delay        Ratings
Class          Size/(1)/     Interest - Principal Type   (yrs)   (mos)/(3)/   Maturity/(3)/    Days   (Fitch/ Moody's)
----------------------------------------------------------------------------------------------------------------------
Offered Certificates
1-A-1        $125,078,000   Variable - Pass-thru/(4)/     4.02     1 - 360       07/25/34       24        AAA / Aaa
2-A-1/(2)/     64,211,000   Variable - Sequential/(5)/    0.50     1 - 12        07/25/34       0         AAA / Aaa
2-A-2/(2)/     27,972,000   Variable - Sequential/(5)/    1.25     12 - 18       07/25/34       0         AAA / Aaa
2-A-3/(2)/     48,197,000   Variable - Sequential/(5)/    2.00     18 - 31       07/25/34       24        AAA / Aaa
2-A-4/(2)/     35,741,000   Variable - Sequential/(5)/    3.00     31 - 42       07/25/34       24        AAA / Aaa
2-A-5/(2)/     36,212,000   Variable - Sequential/(5)/    4.16     42 - 59       07/25/34       24        AAA / Aaa
2-A-6/(2)/     99,000,000   Variable - Sequential/(5)/    4.91     59 - 59       07/25/34       24        AAA / Aaa
2-A-7         300,000,000   Variable - Pass-thru/(6)/     4.16     1 - 360       07/25/34       24        AAA / Aaa
3-A-1         202,023,000   Variable - Pass-thru/(7)/     4.23     1 - 360       07/25/34       24        AAA / Aaa
4-A-1          42,771,000   Variable - Pass-thru/(8)/     4.05     1 - 360       07/25/34       24        AAA / Aaa
----------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ As described herein, the Sequential Senior Certificates are subject to a Mandatory Auction Call.

/(3)/ Estimated Principal Window and Expected Final Maturity (except with respect to the Sequential Senior Certificates) are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(4)/ For each Distribution Date occurring prior to July 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to July 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]%, [ ]%, [ ]% and [ ]% for the
     Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after July 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring prior to July 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2009, interest will accrue on the Class 2-A-7 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date occurring prior to July 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2011, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2004-G

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:             Bank of America, N.A.

Auction Administrator:           Wells Fargo Bank, National Association ("Wells
                                 Fargo Bank, N.A.")

Mandatory Auction:               Five business days prior to the Distribution
                                 Date in June 2009 (the "Auction Distribution
                                 Date"), the Auction Administrator will auction each of the Sequential Senior Certificates to third party investors. The proceeds of the auction and amounts received from the Swap
                                 Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Sequential Senior Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective
                                 Certificates to the Auction Administrator. The
                                 Swap Counterparty, pursuant to a Par Price
                                 Payment Agreement swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price. If the amounts received at the auction are greater than the par price for each of the Sequential Senior Certificates, that excess will not be paid to certificate holders.

Swap Counterparty:               Wells Fargo Bank, N.A. will be the Swap
                                 Counterparty under the swap contract. The long-term debt obligations of Wells Fargo Bank, N.A. are currently rated "AA" by S&P, "AA" by Fitch and "Aaa" by Moody's.

Auction Price:                   The price at which the Auction Administrator
                                 sells each of the Sequential Senior
                                 Certificates to third-party investors.

Par Price:                       With respect to each Senior Sequential
                                 Certificate, the sum of (i) 100% of the
                                 Certificate Principal Balance of such
                                 Certificate on the Auction Distribution Date
                                 (after giving effect to all distributions and the allocation of Realized Losses on such date), plus (ii) in the case of the Class
                                 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6
                                 Certificates, accrued interest on such
                                 Certificates, at the pass-through rate thereon, for the period from the first day of the month in which the Auction Distribution Date occurs up to but excluding the Auction Distribution
                                 Date.

Trustee:                         Wachovia Bank, National Association

Securities Administrator:        Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch (Class A Certificates and Subordinate
                                 Certificates) and Moody's Investor Service,
                                 Inc. (Class A Certificates and Subordinate
                                 Certificates except for the Class B-1
                                 Certificates).

Transaction Size:                $1,013,644,196

--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

Securities Offered:              $125,078,000 Class 1-A-1 Certificates
                                 $64,211,000 Class 2-A-1 Certificates
                                 $27,972,000 Class 2-A-2 Certificates
                                 $48,197,000 Class 2-A-3 Certificates
                                 $35,741,000 Class 2-A-4 Certificates
                                 $36,212,000 Class 2-A-5 Certificates
                                 $99,000,000 Class 2-A-6 Certificates
                                 $300,000,000 Class 2-A-7 Certificates
                                 $202,023,000 Class 3-A-1 Certificates
                                 $42,771,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 jumbo balance, fully amortizing, one-to-four family, first lien mortgage loans. The Group 2
                                 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                 Approximately 61.07% of the Group 2 Mortgage
                                 Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.65% of the Group 2
                                 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 conforming balance, fully amortizing,
                                 one-to-four family, first lien mortgage loans.
                                 The Group 3 Mortgage Loans have a fixed
                                 interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. All of the Group 3 Mortgage
                                 Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.22% of the Group 3
                                 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Expected Pricing Date:           Week of July 12, 2004

Expected Closing Date:           July 29, 2004

Collection Period:               The calendar month preceding the current
                                 Distribution Date.

--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: August 25,
                                 2004)

Cut-Off Date:                    July 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4,
                                 2-A-5, 2-A-6, 2-A-7, 2-A-IO, 3-A-1 and 4-A-1
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R and 2-A-IO Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6,
                                 2-A-7 and 2-A-IO

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3 and
Group 4 Prepayment Speed:        20% CPR

Clearing:                        DTC, Clearstream and Euroclear

Denominations:

                                 Original Certificate      Minimum       Incremental
                                         Form           Denominations   Denominations
                                 --------------------   -------------   -------------
   Class 1-A, 2-A, 3-A and 4-A
      Offered Certificates            Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:               The Senior Sequential Certificates are expected
                                 to be ERISA eligible under the "Investor Based
                                 Exemptions." The Class 1-A-1, 2-A-7, 3-A-1 and
                                 4-A-1 Certificates are expected to be ERISA eligible under Banc of America Securities' administrative exemption. A fiduciary of any employee benefit plan subject to ERISA or
                                 Section 4975 of the Code should carefully review with its legal advisors whether the purchase of the Offered Certificates could give rise to a prohibited transaction.

Tax Structure:                   REMIC.

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").

--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal
                                 Distribution Amount will generally be allocated to the Group 2-A Certificates as follows:
                                 concurrently, approximately [50.9269089023]% to the Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5 and
                                 2-A-6 Certificates, sequentially, and
                                 approximately [49.0730910977]% to the Class
                                 2-A-7 Certificates, until their class balances have been reduced to zero. The Group 3 Senior
                                 Principal Distribution Amount will generally be allocated to the Class 3-A-1 Certificates, until their class balances have been reduced to zero. The Group 4 Senior Principal Distribution
                                 Amount will generally be allocated to the Class
                                 4-A-1 Certificates, until their class balances have been reduced to zero. The Subordinate
                                 Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another
                                 Group (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, 2-A-3,
                                 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
                                 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual
                                 Period"). The initial Regular Interest Accrual
                                 Period will be deemed to have commenced on July
                                 1, 2004. Interest will accrue on the Class
                                 2-A-1 and 2-A-2 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution
                                 Date occurs (the "Class 2-A-1 Interest Accrual
                                 Period" and "Class 2-A-2 Interest Accrual
                                 Period," respectively, and together with the Regular Interest Accrual Period, an "Interest
                                 Accrual Period"). The initial Class 2-A-1 and
                                 2-A-2 Interest Accrual Period will be deemed to have commenced on July 25, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual
                                 Period are made on the first day of the
                                 Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Securities
                                 Administrator. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative
                                 Fee Rate") equal to the sum of the Servicing
                                 Fee Rate for such Mortgage Loan and the
                                 Securities Administrator Fee Rate. The
                                 "Securities Administrator Fee Rate" will be
                                 [0.002%] per annum. The Servicing Fee Rate for
                                 Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group
                                 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal corresponding to the related Collection Period for such Loan
                                 Group, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted
                                 Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the related
                                 Collection Period (in each case, net of
                                 unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                 Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Loan Group 1, Loan Group 2,      For the following Distribution Dates, will be
Loan Group 3 and Loan Group 4    as follows:
Senior Prepayment Percentage:

                                       Distribution Date               Senior Prepayment Percentage
                                       -----------------               ----------------------------
                                 August 2004 through July 2011   100%;
                                 August 2011 through July 2012   the applicable Senior Percentage plus,
                                                                 70% of the applicable Subordinate
                                                                 Percentage;
                                 August 2012 through July 2013   the applicable Senior Percentage plus,
                                                                 60% of the applicable Subordinate
                                                                 Percentage;
                                 August 2013 through July 2014   the applicable Senior Percentage plus,
                                                                 40% of the applicable Subordinate
                                                                 Percentage;
                                 August 2014 through July 2015   the applicable Senior Percentage plus,
                                                                 20% of the applicable Subordinate
                                                                 Percentage;
                                 August 2015 and thereafter      the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the August 2007
                                      Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the August 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.20%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.80%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.10%)
                      -------------------------------------       Order of
      Priotity of                   Class B-3                       Loss
        Payment              Credit Support (0.70%)              Allocation
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.45%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
           ----------------------------------------------------------
                     First, to the Securities Administrator.
           ----------------------------------------------------------

           ----------------------------------------------------------
            Second, to the Class 1-IO, 2-IO, and 4-IO Certificates to
                                  pay Interest;
           ----------------------------------------------------------

           ----------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
           ----------------------------------------------------------

           ----------------------------------------------------------
                Fourth, to the Class A Certificates of each Group
                               to pay Principal.
           ----------------------------------------------------------

           ----------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
           ----------------------------------------------------------

           ----------------------------------------------------------
                Sixth, to the residual certificate, any remaining
                                    amounts.
           ----------------------------------------------------------

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       3.974         3.965       3.956         3.945       3.933         3.889       3.849
   Average Life (Years)                  2.636         2.443       2.259         2.084       1.918         1.475       1.219
   Modified Duration                     2.447         2.272       2.105         1.946       1.794         1.389       1.154
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         06/25/2007   06/25/2007   06/25/2007   06/25/2007   06/25/2007   06/25/2007   06/25/2007
   Principal Payment Window (Months)       35           35           35           35           35           35           35

2-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       2.508         2.508       2.508         2.508       2.508         2.508       2.508
   Average Life (Years)                  1.903         0.995       0.668         0.500       0.397         0.240       0.186
   Modified Duration                     1.822         0.968       0.653         0.490       0.390         0.236       0.183
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         06/25/2008   08/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
   Principal Payment Window (Months)       47           25           16           12           10            6           4

2-A-2
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       3.475         3.475       3.475         3.475       3.475         3.475       3.475
   Average Life (Years)                  4.642         2.539       1.689         1.250       0.983         0.571       0.430
   Modified Duration                     4.220         2.391       1.614         1.203       0.950         0.556       0.420
   First Principal Payment Date        06/25/2008   08/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
   Last Principal Payment Date         06/25/2009   08/25/2007   08/25/2006   01/25/2006   09/25/2005   03/25/2005   01/25/2005
   Principal Payment Window (Months)       13           13           10            7           5             3           3

2-A-3
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.286         4.226       4.185         4.147       4.107         3.972       3.864
   Average Life (Years)                  4.906         4.060       2.708         2.000       1.568         0.905       0.676
   Modified Duration                     4.342         3.651       2.506         1.879       1.487         0.871       0.654
   First Principal Payment Date        06/25/2009   08/25/2007   08/25/2006   01/25/2006   09/25/2005   03/25/2005   01/25/2005
   Last Principal Payment Date         06/25/2009   06/25/2009   12/25/2007   02/25/2007   07/25/2006   09/25/2005   05/25/2005
   Principal Payment Window (Months)       1            23           17           14           11            7           5

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007, June 2009, June 2009 and June 2011, respectively.

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

2-A-4
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.634         4.634       4.564         4.537       4.508         4.409       4.330
   Average Life (Years)                  4.906         4.906       4.063         3.000       2.347         1.347       1.004
   Modified Duration                     4.300         4.300       3.627         2.743       2.178         1.279       0.962
   First Principal Payment Date        06/25/2009   06/25/2009   12/25/2007   02/25/2007   07/25/2006   09/25/2005   05/25/2005
   Last Principal Payment Date         06/25/2009   06/25/2009   04/25/2009   01/25/2008   04/25/2007   02/25/2006   09/25/2005
   Principal Payment Window (Months)       1             1           17           12           10            6           5

2-A-5
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.681         4.681       4.674         4.612       4.590         4.517       4.457
   Average Life (Years)                  4.906         4.906       4.899         4.155       3.236         1.846       1.370
   Modified Duration                     4.294         4.294       4.289         3.697       2.940         1.732       1.300
   First Principal Payment Date        06/25/2009   06/25/2009   04/25/2009   01/25/2008   04/25/2007   02/25/2006   09/25/2005
   Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   05/25/2008   09/25/2006   02/25/2006
   Principal Payment Window (Months)       1             1           3            18           14            8           6

2-A-6
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.640         4.640       4.640         4.639       4.623         4.577       4.545
   Average Life (Years)                  4.906         4.906       4.906         4.906       4.741         3.594       2.843
   Modified Duration                     4.299         4.299       4.299         4.299       4.169         3.227       2.590
   First Principal Payment Date        06/25/2009   06/25/2009   06/25/2009   06/25/2009   05/25/2008   09/25/2006   02/25/2006
   Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009
   Principal Payment Window (Months)       1             1           1             1           14           34           41

2-A-7
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.587         4.577       4.565         4.551       4.536         4.477       4.425
   Average Life (Years)                  4.263         3.756       3.305         2.913       2.566         1.753       1.360
   Modified Duration                     3.757         3.328       2.946         2.611       2.314         1.610       1.264
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009
   Principal Payment Window (Months)       59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007, June 2009, June 2009 and June 2011, respectively.

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

3-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-25                       4.540         4.503       4.461         4.413       4.360         4.154       3.969
   Average Life (Years)                  4.325         3.808       3.348         2.949       2.596         1.769       1.370
   Modified Duration                     3.802         3.369       2.983         2.644       2.344         1.632       1.282
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009
   Principal Payment Window (Months)       59           59           59           59           59           59           59

4-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                       4.961         4.948       4.934         4.918       4.900         4.831       4.771
   Average Life (Years)                  5.499         4.632       3.921         3.338       2.850         1.818       1.376
   Modified Duration                     4.616         3.932       3.366         2.897       2.501         1.645       1.267
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         06/25/2011   06/25/2011   06/25/2011   06/25/2011   06/25/2011   06/25/2011   06/25/2011
   Principal Payment Window (Months)       83           83           83           83           83           83           83

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007, June 2009, June 2009 and June 2011, respectively.

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        4.102        4.082        4.060        4.038        4.015        3.940        3.883
   Average Life (Years)                  10.935        7.275        5.256        4.022        3.198        1.857        1.382
   Modified Duration                      7.881        5.642        4.297        3.414        2.791        1.702        1.290
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2032
   Principal Payment Window (Months)       359          359          359          359          359          359          335

2-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        2.508        2.508        2.508        2.508        2.508        2.508        2.508
   Average Life (Years)                   1.903        0.995        0.668        0.500        0.397        0.240        0.186
   Modified Duration                      1.822        0.968        0.653        0.490        0.390        0.236        0.183
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         06/25/2008   08/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
   Principal Payment Window (Months)       47           25           16           12           10            6           4

2-A-2
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        3.475        3.475        3.475        3.475        3.475        3.475        3.475
   Average Life (Years)                   4.642        2.539        1.689        1.250        0.983        0.571        0.430
   Modified Duration                      4.220        2.391        1.614        1.203        0.950        0.556        0.420
   First Principal Payment Date        06/25/2008   08/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
   Last Principal Payment Date         06/25/2009   08/25/2007   08/25/2006   01/25/2006   09/25/2005   03/25/2005   01/25/2005
   Principal Payment Window (Months)       13           13           10            7           5             3           3

2-A-3
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        4.286        4.226        4.185        4.147        4.107        3.972        3.864
   Average Life (Years)                   4.906        4.060        2.708        2.000        1.568        0.905        0.676
   Modified Duration                      4.342        3.651        2.506        1.879        1.487        0.871        0.654
   First Principal Payment Date        06/25/2009   08/25/2007   08/25/2006   01/25/2006   09/25/2005   03/25/2005   01/25/2005
   Last Principal Payment Date         06/25/2009   06/25/2009   12/25/2007   02/25/2007   07/25/2006   09/25/2005   05/25/2005
   Principal Payment Window (Months)       1            23           17           14           11            7           5

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

2-A-4
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        4.634        4.634        4.564        4.537        4.508        4.409        4.330
   Average Life (Years)                   4.906        4.906        4.063        3.000        2.347        1.347        1.004
   Modified Duration                      4.300        4.300        3.627        2.743        2.178        1.279        0.962
   First Principal Payment Date        06/25/2009   06/25/2009   12/25/2007   02/25/2007   07/25/2006   09/25/2005   05/25/2005
   Last Principal Payment Date         06/25/2009   06/25/2009   04/25/2009   01/25/2008   04/25/2007   02/25/2006   09/25/2005
   Principal Payment Window (Months)       1             1           17           12           10            6           5

2-A-5
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        4.681        4.681        4.674        4.612        4.590        4.517        4.457
   Average Life (Years)                   4.906        4.906        4.899        4.155        3.236        1.846        1.370
   Modified Duration                      4.294        4.294        4.289        3.697        2.940        1.732        1.300
   First Principal Payment Date        06/25/2009   06/25/2009   04/25/2009   01/25/2008   04/25/2007   02/25/2006   09/25/2005
   Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   05/25/2008   09/25/2006   02/25/2006
   Principal Payment Window (Months)       1             1           3            18           14            8           6

2-A-6
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        4.640        4.640        4.640        4.639        4.623        4.577        4.545
   Average Life (Years)                   4.906        4.906        4.906        4.906        4.741        3.594        2.843
   Modified Duration                      4.299        4.299        4.299        4.299        4.169        3.227        2.590
   First Principal Payment Date        06/25/2009   06/25/2009   06/25/2009   06/25/2009   05/25/2008   09/25/2006   02/25/2006
   Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009
   Principal Payment Window (Months)       1             1           1             1           14           34           41

2-A-7
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        4.429        4.457        4.477        4.488        4.493        4.467        4.422
   Average Life (Years)                  11.471        7.590        5.457        4.156        3.291        1.892        1.401
   Modified Duration                      7.966        5.694        4.332        3.440        2.811        1.710        1.294
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         07/25/2034   07/25/2034   07/25/2034   07/25/2034   07/25/2034   07/25/2034   05/25/2033
   Principal Payment Window (Months)       360          360          360          360          360          360          346

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

3-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-25                        4.406        4.413        4.405        4.383        4.348        4.163        3.977
   Average Life (Years)                  11.801        7.780        5.575        4.234        3.346        1.913        1.413
   Modified Duration                      8.145        5.814        4.420        3.506        2.862        1.738        1.314
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         07/25/2034   07/25/2034   07/25/2034   07/25/2034   07/25/2034   07/25/2034   01/25/2033
   Principal Payment Window (Months)      360           360         360           360         360           360         342

4-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           10%         15%           20%         25%           40%         50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        4.700        4.767        4.812        4.839        4.850        4.822        4.769
   Average Life (Years)                  11.055        7.346        5.301        4.050        3.218        1.864        1.385
   Modified Duration                      7.493        5.400        4.141        3.310        2.719        1.674        1.273
   First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
   Last Principal Payment Date         05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   04/25/2031
   Principal Payment Window (Months)       358          358          358          358          358          358          321

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                          $129,213,120

Total Number of Loans                                            257

Average Loan Principal Balance                              $502,775    $317,046 to $998,742

WA Gross Coupon                                                4.645%        3.625% to 6.000%

WA FICO                                                          734              621 to 822

WA Original Term (mos.)                                          357              180 to 360

WA Remaining Term (mos.)                                         356              176 to 360

WA OLTV                                                        71.51%        18.16% to 95.00%

WA Months to First Rate Adjustment Date                    35 months         32 to 36 months

Gross Margin                                                   2.250%

WA Rate Ceiling                                               10.645%       9.625% to 12.000%

Geographic Concentration of Mortgaged              CA          65.04%
Properties (Top 5 States) based on the Aggregate   IL           5.37%
Stated Principal Balance                           FL           5.21%
                                                   MA           3.40%
                                                   NC           2.10%

--------------------------------------------------------------------------------

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     231       $115,748,260.55        89.58%
Second Home                            23         11,855,254.70         9.17
Investor Property                       3          1,609,604.76         1.25
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               162       $ 83,215,092.01        64.40%
PUD-Detached                           49         23,633,925.88        18.29
Condominium                            29         14,163,711.00        10.96
PUD-Attached                            8          3,463,497.95         2.68
2-Family                                6          3,361,636.91         2.60
3-Family                                2            919,330.60         0.71
Townhouse                               1            455,925.66         0.35
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                              130       $ 66,941,279.77        51.81%
Refinance-Rate/Term                    73         36,929,092.59        28.58
Refinance-Cashout                      54         25,342,747.65        19.61
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                            162       $ 84,038,030.98        65.04%
Illinois                               14          6,940,340.59         5.37
Florida                                13          6,731,394.42         5.21
Massachusetts                           9          4,387,380.84         3.40
North Carolina                          6          2,714,194.71         2.10
Colorado                                6          2,596,472.79         2.01
Arizona                                 5          2,466,536.14         1.91
Washington                              5          2,349,905.83         1.82
Virginia                                5          2,006,531.53         1.55
District of Columbia                    3          1,542,255.14         1.19
Maryland                                4          1,484,300.33         1.15
Wisconsin                               2          1,334,318.06         1.03
Oregon                                  2          1,294,137.08         1.00
South Carolina                          3          1,203,455.93         0.93
Missouri                                2            938,675.75         0.73
New York                                2            870,423.66         0.67
Nevada                                  2            820,541.09         0.64
New Jersey                              1            791,579.34         0.61
Hawaii                                  1            649,379.00         0.50
Rhode Island                            1            500,000.00         0.39
Georgia                                 1            459,380.36         0.36
Idaho                                   1            450,695.14         0.35
Pennsylvania                            1            447,396.53         0.35
New Mexico                              1            399,461.18         0.31
Ohio                                    1            370,000.00         0.29
Minnesota                               1            369,534.48         0.29
Connecticut                             1            360,000.00         0.28
Texas                                   1            357,300.00         0.28
Utah                                    1            339,499.11         0.26
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.61% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Northern California                    98       $51,097,991.06              60.80%
Southern California                    64        32,940,039.92              39.20
-------------------------------------------------------------------------------------------
Total:                                162       $84,038,030.98             100.00%
===========================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                11       $  3,760,546.54         2.91%
350,000.01 - 400,000.00                61         23,072,082.69        17.86
400,000.01 - 450,000.00                44         18,910,856.66        14.64
450,000.01 - 500,000.00                50         23,732,845.69        18.37
500,000.01 - 550,000.00                16          8,373,406.45         6.48
550,000.01 - 600,000.00                23         13,181,883.45        10.20
600,000.01 - 650,000.00                13          8,168,205.52         6.32
650,000.01 - 700,000.00                 8          5,468,666.35         4.23
700,000.01 - 750,000.00                18         13,089,429.98        10.13
750,000.01 - 800,000.00                 3          2,349,617.37         1.82
800,000.01 - 850,000.00                 3          2,474,729.11         1.92
850,000.01 - 900,000.00                 3          2,647,416.38         2.05
950,000.01 - 1,000,000.00               4          3,983,433.82         3.08
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $502,775.

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage    Balance as of     Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                           1       $    997,623.65         0.77%
20.01 - 25.00                           1            704,222.71         0.55
30.01 - 35.00                           3          1,770,667.77         1.37
35.01 - 40.00                           2          1,193,098.94         0.92
40.01 - 45.00                           4          2,111,221.28         1.63
45.01 - 50.00                           7          4,237,938.43         3.28
50.01 - 55.00                           6          2,698,538.21         2.09
55.01 - 60.00                          11          6,025,688.83         4.66
60.01 - 65.00                          15          7,514,082.32         5.82
65.01 - 70.00                          33         17,584,166.24        13.61
70.01 - 75.00                          35         16,833,204.56        13.03
75.01 - 80.00                         133         64,942,220.44        50.26
80.01 - 85.00                           1            407,486.67         0.32
85.01 - 90.00                           2            957,500.00         0.74
90.01 - 95.00                           3          1,235,459.96         0.96
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.51%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.501 - 3.750                           8       $  4,940,879.88         3.82%
3.751 - 4.000                          19          9,700,241.48         7.51
4.001 - 4.250                          24         12,046,475.89         9.32
4.251 - 4.500                          52         25,038,207.79        19.38
4.501 - 4.750                          62         32,612,650.74        25.24
4.751 - 5.000                          50         24,078,432.96        18.63
5.001 - 5.250                          28         13,441,162.55        10.40
5.251 - 5.500                          13          6,530,890.02         5.05
5.751 - 6.000                           1            824,178.70         0.64
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.645% per annum.

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 257       $129,213,120.01       100.00%
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
9.001 - 10.000                         27       $ 14,641,121.36        11.33%
10.001 - 11.000                       188         93,775,767.38        72.57
11.001 - 12.000                        42         20,796,231.27        16.09
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.645% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
March 1, 2007                           2       $  1,134,162.83         0.88%
April 1, 2007                           1            317,046.03         0.25
May 1, 2007                             6          3,040,305.96         2.35
June 1, 2007                          169         86,870,916.55        67.23
July 1, 2007                           79         37,850,688.64        29.29
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
161 - 180                               2       $  1,348,501.84         1.04%
221 - 240                               1            700,000.00         0.54
281 - 300                               1            481,827.12         0.37
341 - 360                             253        126,682,791.05        98.04
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                              11       $  5,246,529.99          4.06%
751 - 800                              96         49,598,071.49         38.38
701 - 750                              85         42,020,508.44         32.52
651 - 700                              51         25,824,283.39         19.99
601 - 650                              13          6,003,197.78          4.65
Not Scored                              1            520,528.92          0.40
--------------------------------------------------------------------------------
Total:                                257       $129,213,120.01        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of jumbo balance 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.07% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.65% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------   ----------------------
Total Outstanding Loan Balance               $631,543,066
Total Number of Loans                               1,175
Average Loan Principal Balance               $    537,483      $328,400 to $1,500,000
WA Gross Coupon                                     5.046%            3.000% to 6.875%
WA FICO                                               734                  621 to 823
WA Original Term (mos.)                               358                  120 to 360
WA Remaining Term (mos.)                              357                  119 to 360
WA OLTV                                             70.88%            17.13% to 95.00%
WA Months to First Rate Adjustment Date         59 months             56 to 60 months
Gross Margin                                        2.250%
WA Rate Ceiling                                    10.046%           8.000% to 11.875%

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   60.39%
Properties (Top 5 States) based on the Aggregate   FL    8.16%
Stated Principal Balance                           VA    4.09%
                                                   IL    2.59%
                                                   SC    2.39%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                    1,043      $559,906,022.26        88.66%
Second Home                            115        64,211,417.11        10.17
Investor Property                       17         7,425,626.32         1.18
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                722      $398,754,510.68        63.14%
PUD-Detached                           261       139,209,720.79        22.04
Condominium                            154        76,543,092.44        12.12
PUD-Attached                            27        11,917,040.65         1.89
Townhouse                                5         2,047,200.00         0.32
2-Family                                 4         1,856,000.00         0.29
4-Family                                 1           794,109.16         0.13
Cooperative                              1           421,391.97         0.07
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

                                                                              28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               677      $367,495,999.51         58.19%
Refinance-Rate/Term                    291       159,518,350.71         25.26
Refinance-Cashout                      207       104,528,715.47         16.55
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

                                                                              29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Geographical Distribution of the Mortgage Properties of the Group 2
                              Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             708      $381,379,726.13        60.39%
Florida                                 98        51,516,707.98         8.16
Virginia                                52        25,858,885.02         4.09
Illinois                                27        16,359,078.12         2.59
South Carolina                          24        15,105,662.79         2.39
Maryland                                32        14,411,757.28         2.28
Nevada                                  25        12,746,731.84         2.02
North Carolina                          24        12,588,890.84         1.99
Texas                                   22        12,031,518.80         1.91
Washington                              19        10,304,988.40         1.63
Georgia                                 21        10,246,604.24         1.62
Arizona                                 14         8,263,528.75         1.31
District of Columbia                    16         7,914,628.53         1.25
Massachusetts                           12         7,886,884.92         1.25
Colorado                                12         6,629,163.28         1.05
Minnesota                               10         5,435,622.88         0.86
Tennessee                               10         4,581,438.72         0.73
Idaho                                    4         3,403,834.64         0.54
Hawaii                                   4         2,818,492.02         0.45
New Jersey                               6         2,724,039.83         0.43
New York                                 4         2,282,386.54         0.36
Missouri                                 3         1,978,623.16         0.31
Connecticut                              4         1,951,950.00         0.31
Michigan                                 3         1,887,430.82         0.30
Pennsylvania                             2         1,720,000.00         0.27
Oregon                                   4         1,706,786.86         0.27
Wisconsin                                2         1,376,000.00         0.22
Delaware                                 2           905,690.00         0.14
Montana                                  1           892,500.00         0.14
Utah                                     2           792,000.00         0.13
New Mexico                               1           640,000.00         0.10
Indiana                                  1           563,752.64         0.09
Kansas                                   1           552,200.00         0.09
Ohio                                     1           475,000.00         0.08
Vermont                                  1           451,920.00         0.07
Alabama                                  1           413,100.00         0.07
Oklahoma                                 1           397,820.58         0.06
West Virginia                            1           347,720.08         0.06
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.94% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Southern California                   370       $203,059,633.48             53.24%
Northern California                   338        178,320,092.65             46.76
-------------------------------------------------------------------------------------------
Total:                                708       $381,379,726.13            100.00%
===========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                 67       $22,931,128.19         3.63%
350,000.01 - 400,000.00                246        93,057,985.73        14.74
400,000.01 - 450,000.00                187        79,995,349.05        12.67
450,000.01 - 500,000.00                176        84,234,695.27        13.34
500,000.01 - 550,000.00                114        59,956,294.44         9.49
550,000.01 - 600,000.00                 97        56,214,729.71         8.90
600,000.01 - 650,000.00                 59        37,224,854.31         5.89
650,000.01 - 700,000.00                 54        36,490,424.07         5.78
700,000.01 - 750,000.00                 30        22,035,250.68         3.49
750,000.01 - 800,000.00                 28        21,927,783.90         3.47
800,000.01 - 850,000.00                 16        13,145,104.69         2.08
850,000.01 - 900,000.00                 25        21,958,779.52         3.48
900,000.01 - 950,000.00                 15        13,891,994.32         2.20
950,000.01 - 1,000,000.00               31        30,662,724.12         4.86
1,000,000.01 - 1,500,000.00             30        37,815,967.69         5.99
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $537,483.

                                                                              31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                            1      $    376,800.00         0.06%
20.01 - 25.00                            5         2,842,792.89         0.45
25.01 - 30.00                            9         6,139,099.67         0.97
30.01 - 35.00                           14         7,161,700.02         1.13
35.01 - 40.00                           20        10,979,238.32         1.74
40.01 - 45.00                           26        14,497,108.28         2.30
45.01 - 50.00                           36        21,165,004.26         3.35
50.01 - 55.00                           35        21,704,372.71         3.44
55.01 - 60.00                           51        30,851,588.41         4.89
60.01 - 65.00                           78        45,517,095.67         7.21
65.01 - 70.00                          113        61,625,862.40         9.76
70.01 - 75.00                          136        76,436,736.25        12.10
75.01 - 80.00                          609       314,501,121.48        49.80
80.01 - 85.00                            3         1,285,500.00         0.20
85.01 - 90.00                           29        12,516,622.56         1.98
90.01 - 95.00                           10         3,942,422.77         0.62
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 70.88%.

                                                                              32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.751 - 3.000                            2      $    899,054.52         0.14%
3.251 - 3.500                            4         1,479,799.18         0.23
3.501 - 3.750                            9         5,411,872.61         0.86
3.751 - 4.000                           27        14,557,100.42         2.31
4.001 - 4.250                           63        35,155,022.46         5.57
4.251 - 4.500                          105        55,691,101.37         8.82
4.501 - 4.750                          122        63,630,828.91        10.08
4.751 - 5.000                          228       123,263,401.63        19.52
5.001 - 5.250                          258       139,689,684.18        22.12
5.251 - 5.500                          209       112,339,018.03        17.79
5.501 - 5.750                          106        54,390,186.70         8.61
5.751 - 6.000                           34        18,537,843.66         2.94
6.001 - 6.250                            3         1,240,000.00         0.20
6.251 - 6.500                            1           410,628.45         0.07
6.501 - 6.750                            2         2,039,523.57         0.32
6.751 - 7.000                            2         2,808,000.00         0.44
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.046% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                1,175      $631,543,065.69       100.00%
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

                                                                              33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
7.001 - 8.000                            2      $    899,054.52         0.14%
8.001 - 9.000                           40        21,448,772.21         3.40
9.001 - 10.000                         518       277,740,354.37        43.98
10.001 - 11.000                        607       324,956,732.57        51.45
11.001 - 12.000                          8         6,498,152.02         1.03
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.046% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------------
                                                     Aggregate              % of
                                   Number of   Statistical Principal    Cut-Off Date
                                    Mortgage       Balance as of       Pool Principal
First Rate Adjustment Date           Loans          Cut-Off Date           Balance
-------------------------------------------------------------------------------------
March 1, 2009                            3         $  2,485,372.73           0.39%
April 1, 2009                            8            3,922,695.99           0.62
May 1, 2009                             24           13,018,396.01           2.06
June 1, 2009                           755          405,017,800.73          64.13
July 1, 2009                           385          207,098,800.23          32.79
-------------------------------------------------------------------------------------
Total:                               1,175         $631,543,065.69         100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                                                              34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
101 - 120                                1          $385,715.07         0.06%
161 - 180                                6         4,324,081.17         0.68
221 - 240                                4         1,796,843.30         0.28
281 - 300                                2           817,214.51         0.13
341 - 360                            1,162       624,219,211.64        98.84
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               32      $ 16,727,956.56        2.65%
751 - 800                              457       250,535,859.81       39.67
701 - 750                              394       211,400,741.30       33.47
651 - 700                              226       116,442,712.62       18.44
601 - 650                               61        32,686,389.34        5.18
Not Scored                               5         3,749,406.06        0.59
--------------------------------------------------------------------------------
Total:                               1,175      $631,543,065.69      100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              35

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of conforming balance 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. All of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.22% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary   Range (if applicable)
                                          ------------------   ---------------------
Total Outstanding Loan Balance               $208,702,441
Total Number of Loans                                 974
Average Loan Principal Balance               $    214,274       $14,957 to $333,700
WA Gross Coupon                                     5.032%          3.625% to 6.000%
WA FICO                                               734                620 to 817
WA Original Term (mos.)                               360                       360
WA Remaining Term (mos.)                              359                356 to 360
WA OLTV                                             71.41%          13.46% to 95.00%
WA Months to First Rate Adjustment Date         59 months           56 to 60 months
Gross Margin                                        2.250%
WA Rate Ceiling                                    10.032%         8.625% to 11.000%

--------------------------------------------------------------------------------

                                                                              36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   36.91%
Properties (Top 5 States) based on the Aggregate   FL   15.25%
Stated Principal Balance                           VA    6.43%
                                                   NV    5.66%
                                                   GA    5.47%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
         Occupancy                   Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     780       $170,863,975.15        81.87%
Second Home                           139         27,830,365.92        13.33
Investor Property                      55         10,008,100.00         4.80
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
        Property Type                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               537       $115,459,174.23        55.32%
Condominium                           214         45,644,384.00        21.87
PUD-Detached                          165         35,751,891.18        17.13
PUD-Attached                           44          9,375,861.00         4.49
Townhouse                              14          2,471,130.66         1.18
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
            Purpose                  Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                              528       $111,653,752.14        53.50%
Refinance-Rate/Term                   240         48,982,918.72        23.47
Refinance-Cashout                     206         48,065,770.21        23.03
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

                                                                              37

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Geographical Distribution of the Mortgage Properties of the Group 3
                              Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
         Geographic Area             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                            310       $ 77,030,770.82        36.91%
Florida                               159         31,824,566.54        15.25
Virginia                               57         13,413,418.00         6.43
Nevada                                 56         11,807,719.00         5.66
Georgia                                58         11,413,210.84         5.47
Arizona                                55          9,629,974.98         4.61
South Carolina                         51          9,563,793.49         4.58
North Carolina                         35          6,445,115.36         3.09
Maryland                               24          6,070,157.53         2.91
Colorado                               22          4,881,147.86         2.34
Washington                             23          4,635,403.00         2.22
Texas                                  21          3,112,471.09         1.49
Illinois                               11          2,156,351.64         1.03
District of Columbia                    9          2,049,578.58         0.98
Minnesota                              10          1,968,183.34         0.94
Oregon                                 11          1,708,494.00         0.82
Missouri                                7          1,102,977.00         0.53
Michigan                                4            813,400.00         0.39
Tennessee                               6            810,755.00         0.39
Connecticut                             4            804,000.00         0.39
Massachusetts                           3            731,100.00         0.35
Vermont                                 3            704,000.00         0.34
Arkansas                                5            702,903.00         0.34
Wisconsin                               4            697,920.00         0.33
New York                                3            685,000.00         0.33
Indiana                                 2            518,320.00         0.25
Iowa                                    3            475,720.00         0.23
Maine                                   2            422,000.00         0.20
Louisiana                               2            293,000.00         0.14
Alabama                                 2            292,920.00         0.14
Hawaii                                  2            280,000.00         0.13
Kansas                                  2            278,800.00         0.13
Idaho                                   1            274,000.00         0.13
Wyoming                                 1            250,000.00         0.12
New Hampshire                           1            231,920.00         0.11
Montana                                 1            206,250.00         0.10
Utah                                    2            152,100.00         0.07
Rhode Island                            1            140,000.00         0.07
New Mexico                              1            125,000.00         0.06
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.69% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              38

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                                       % of
                                                                   Cut-Off Date
                                                  Aggregate       Pool Principal
                                   Number Of   Stated Principal   Balance of the
                                    Mortgage     Balance as of      California
California State Distribution        Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------------------------------------------
Southern California                   162       $40,670,986.06         52.80%
Northern California                   148        36,359,784.76         47.20
--------------------------------------------------------------------------------
Total:                                310       $77,030,770.82        100.00%
================================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
0.01 - 50,000.00                        3       $     87,357.29         0.04%
50,000.01 - 100,000.00                 55          4,675,318.11         2.24
100,000.01 - 150,000.00               170         21,656,789.72        10.38
150,000.01 - 200,000.00               210         37,164,258.83        17.81
200,000.01 - 250,000.00               194         44,124,994.70        21.14
250,000.01 - 300,000.00               199         55,204,997.17        26.45
300,000.01 - 350,000.00               143         45,788,725.25        21.94
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $214,274.

                                                                              39

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
10.01 - 15.00                           3       $    310,587.55         0.15%
15.01 - 20.00                           4            528,575.00         0.25
20.01 - 25.00                          10          1,875,625.37         0.90
25.01 - 30.00                           9          1,295,342.45         0.62
30.01 - 35.00                          14          2,332,604.97         1.12
35.01 - 40.00                          18          4,192,383.46         2.01
40.01 - 45.00                          29          6,043,802.13         2.90
45.01 - 50.00                          38          8,336,649.98         3.99
50.01 - 55.00                          36          7,241,941.04         3.47
55.01 - 60.00                          40          8,661,534.47         4.15
60.01 - 65.00                          56         13,013,594.38         6.24
65.01 - 70.00                          82         19,286,354.25         9.24
70.01 - 75.00                          95         20,948,928.69        10.04
75.01 - 80.00                         435         94,325,924.41        45.20
80.01 - 85.00                          11          1,870,740.98         0.90
85.01 - 90.00                          41          8,420,636.94         4.03
90.01 - 95.00                          53         10,017,215.00         4.80
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.41%.

                                                                              40

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.501 - 3.750                           3       $    511,370.94         0.25%
3.751 - 4.000                          23          5,015,150.80         2.40
4.001 - 4.250                          60         13,197,538.13         6.32
4.251 - 4.500                          84         17,574,452.47         8.42
4.501 - 4.750                         117         23,984,312.18        11.49
4.751 - 5.000                         186         39,994,520.50        19.16
5.001 - 5.250                         220         48,278,657.99        23.13
5.251 - 5.500                         162         35,524,051.51        17.02
5.501 - 5.750                          81         17,112,221.55         8.20
5.751 - 6.000                          38          7,510,165.00         3.60
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.032% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 974       $208,702,441.07       100.00%
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

                                                                              41

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                          26       $  5,526,521.74         2.65%
9.001 - 10.000                        447         94,750,823.28        45.40
10.001 - 11.000                       501        108,425,096.05        51.95
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.032% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
March 1, 2009                           3       $    581,223.07         0.28%
April 1, 2009                          13          3,042,798.74         1.46
May 1, 2009                            92         18,967,769.34         9.09
June 1, 2009                          586        125,875,373.37        60.31
July 1, 2009                          280         60,235,276.55        28.86
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

                                                                              42

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
341 - 360                             974       $208,702,441.07       100.00%
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                              46       $  8,075,833.82         3.87%
751 - 800                             386         82,847,948.27        39.70
701 - 750                             297         63,751,727.32        30.55
651 - 700                             188         41,510,503.43        19.89
601 - 650                              57         12,516,428.23         6.00
--------------------------------------------------------------------------------
Total:                                974       $208,702,441.07       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              43

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                         Collateral Summary    Range (if applicable)
                                         ------------------   ----------------------
Total Outstanding Loan Balance                 $44,185,570
Total Number of Loans                                   86
Average Loan Principal Balance                 $   513,786    $334,449 to $1,094,909
WA Gross Coupon                                      5.343%          4.000% to 6.500%
WA FICO                                                739                623 to 819
WA Original Term (mos.)                                357         240 to 360 months
WA Remaining Term (mos.)                               356         240 to 360 months
WA OLTV                                              68.80%          24.45% to 80.00%
WA Months to First Adjustment Date                      83           74 to 84 months
Gross Margin                                         2.250%
WA Rate Ceiling                                     10.343%         9.000% to 11.500%
Geographic Concentration of Mortgaged     CA         39.66%
Properties (Top 5 States) based on the    VA          8.08%
Aggregate Stated Principal Balance        FL          7.21%
                                          IL          6.09%
                                          TX          6.04%

--------------------------------------------------------------------------------

                                                                              44

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                      81       $42,194,449.90         95.49%
Investor Property                       3         1,194,609.59          2.70
Second Home                             2           796,510.22          1.80
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                59       $30,128,002.05         68.19%
PUD-Detached                           15         7,497,537.05         16.97
Condominium                             9         5,203,747.52         11.78
PUD-Attached                            1           480,000.00          1.09
Cooperative                             1           476,283.09          1.08
Townhouse                               1           400,000.00          0.91
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               46       $25,042,615.78         56.68%
Refinance-Rate/Term                    21        10,332,685.42         23.38
Refinance-Cashout                      19         8,810,268.51         19.94
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

                                                                              45

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             33       $17,522,013.94         39.66%
Virginia                                8         3,571,323.16          8.08
Florida                                 7         3,185,376.29          7.21
Illinois                                5         2,689,523.88          6.09
Texas                                   5         2,667,315.10          6.04
New York                                3         2,028,643.56          4.59
Georgia                                 4         1,734,096.15          3.92
Maryland                                3         1,613,940.31          3.65
Missouri                                2         1,561,615.95          3.53
District of Columbia                    3         1,541,890.01          3.49
Washington                              3         1,512,064.13          3.42
North Carolina                          3         1,463,579.81          3.31
Colorado                                2           790,000.00          1.79
Arizona                                 1           633,672.31          1.43
Connecticut                             1           569,315.11          1.29
New Jersey                              1           390,000.00          0.88
South Carolina                          1           372,000.00          0.84
Oregon                                  1           339,200.00          0.77
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.67% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              46

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                                              % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Southern California                    21       $11,151,798.95              63.64%
Northern California                    12         6,370,214.99              36.36
-------------------------------------------------------------------------------------------
Total:                                 33       $17,522,013.94             100.00%
===========================================================================================

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                 5       $ 1,703,506.34           3.86%
350,000.01 - 400,000.00                24         9,077,677.33          20.54
400,000.01 - 450,000.00                10         4,251,540.55           9.62
450,000.01 - 500,000.00                13         6,136,653.26          13.89
500,000.01 - 550,000.00                 8         4,217,361.86           9.54
550,000.01 - 600,000.00                 8         4,558,556.01          10.32
600,000.01 - 650,000.00                 5         3,179,254.27           7.20
650,000.01 - 700,000.00                 3         2,013,506.00           4.56
700,000.01 - 750,000.00                 2         1,460,000.00           3.30
750,000.01 - 800,000.00                 2         1,553,413.52           3.52
950,000.01 - 1,000,000.00               5         4,939,191.65          11.18
1,000,000.01 - 1,500,000.00             1         1,094,908.92           2.48
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $513,786.

                                                                              47

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
20.01 - 25.00                           1       $   354,048.54          0.80%
25.01 - 30.00                           2         1,016,730.21          2.30
30.01 - 35.00                           2         1,070,256.38          2.42
35.01 - 40.00                           1           470,975.00          1.07
40.01 - 45.00                           1           664,214.17          1.50
45.01 - 50.00                           4         1,601,446.40          3.62
50.01 - 55.00                           2         1,028,872.61          2.33
55.01 - 60.00                           6         3,546,521.98          8.03
60.01 - 65.00                           6         2,871,443.28          6.50
65.01 - 70.00                           9         4,924,451.07         11.14
70.01 - 75.00                           9         4,520,367.00         10.23
75.01 - 80.00                          43        22,116,243.07         50.05
-------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 68.80%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)           Loans      Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                           1       $   415,827.65          0.94%
4.001 - 4.250                           4         2,027,697.64          4.59
4.251 - 4.500                           6         2,982,628.14          6.75
4.501 - 4.750                           4         1,946,554.05          4.41
4.751 - 5.000                          11         6,340,051.11         14.35
5.001 - 5.250                           8         4,239,298.31          9.59
5.251 - 5.500                          15         8,639,657.82         19.55
5.501 - 5.750                          17         7,884,447.66         17.84
5.751 - 6.000                          16         7,913,950.86         17.91
6.001 - 6.250                           3         1,415,800.00          3.20
6.251 - 6.500                           1           379,656.47          0.86
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.343%.

                                                                              48

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                  86       $44,185,569.71        100.00%
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                           1       $   415,827.65          0.94%
9.001 - 10.000                         25        13,296,930.94         30.09
10.001 - 11.000                        56        28,677,354.65         64.90
11.001 - 12.000                         4         1,795,456.47          4.06
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.343% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
First Adjustment Date                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
September 1, 2010                       2       $   750,276.26          1.70%
October 1, 2010                         2         1,179,064.95          2.67
January 1, 2011                         1           591,756.53          1.34
May 1, 2011                             6         2,759,696.84          6.25
June 1, 2011                           48        25,611,364.13         57.96
July 1, 2011                           27        13,293,411.00         30.09
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

                                                                              49

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
221 - 240                               1       $   677,500.00          1.53%
281 - 300                               1           562,817.50          1.27
341 - 360                              84        42,945,252.21         97.19
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               6       $ 3,011,828.16          6.82%
751 - 800                              35        20,169,003.67         45.65
701 - 750                              24        11,671,909.79         26.42
651 - 700                              12         5,153,566.86         11.66
601 - 650                               9         4,179,261.23          9.46
--------------------------------------------------------------------------------
Total:                                 86       $44,185,569.71        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              50

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------